Exhibit 10.2

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this "Agreement") is entered into as of February 12, 2010, by and among PERPETUAL TECHNOLOGIES, INC., a Delaware corporation with its principal executive offices located at Shishan Industrial Park, Nanhai District, Foshan City, Guangdong Province, China (the "Company"), Hong Hui Investment Holdings, Inc a British Virgin islands company (the “BVI Company”), the owner of all of the outstanding equity interests of Technic International Limited, a Hong Kong company (“Technic”), the owner of all of the outstanding equity interests of Foshan SLP Special Materials Company (“Foshan”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and the purchasers set forth on Schedule 1 hereof (collectively, the "Purchasers" and each a "Purchaser").

RECITALS

A.          The Company has entered into a reverse merger agreement (the “Reverse Merger Agreement”) pursuant to which the Company acquired control of the BVI Company, Technic and Foshan (the “Reverse Merger Transaction”).   The Company, BVI Company, Technic and Foshan are sometimes collectively referred to herein as the “Corporate Parties.”

B.           The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") and/or Regulation S, as promulgated by the SEC under the Securities Act.

C.           Each Purchaser desires to purchase, upon the terms and conditions stated in this Agreement: (i) a secured convertible promissory note of the Company in the form attached hereto as Exhibit A and in the principal amount set forth on the Purchaser’s signature page to this Agreement (the “Purchaser’s Signature Page”), each such note being referred to herein as a “Note” and all of the notes sold pursuant to this Agreement being collectively referred to herein as the “Notes,” the securities issuable upon conversion of the Notes are referred to herein as the "Conversion Securities;" and (ii) five (5) year warrants to purchase shares of the Company’s common stock, $0.001 par value per share (the “Warrants,” and the shares of the Company’s common stock underlying the Warrants, the “Warrant Shares”).  The Notes, the Conversion Securities, the Warrants, and the Warrants Shares are collectively referred to herein as the "Securities."

D.          Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit “I” (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

E.           Contemporaneous with the execution and delivery of this Agreement, certain members of management of the Company will pledge and deliver certain shares of Company Common Stock to a designated collateral agent (the “Stock Pledge Agreement”) to guarantee the Company’s obligations under the Notes pursuant to a Non-Recourse Guaranty (the “Non-Recourse Guaranty”).

F.           This Agreement, the Notes, the Reverse Merger Agreement, the Warrants, the Registration Rights Agreement, the Stock Pledge Agreement, the Voting Agreement, the Non-Recourse Guaranty, and the Escrow Agreement and the Interest Escrow Agreement (as certain of such terms are defined below), and any other documents or agreements executed in connection with the transactions contemplated hereunder are hereinafter referred to as the "Transaction Documents.”

AGREEMENTS

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF NOTES

1.1         Purchase and Sale of Notes.  Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Notes shall be consummated at   a "Closing" whereby the Company shall sell and the Purchasers shall purchase: (i) the Notes, in substantially the form attached hereto as exhibit A; and (ii) a Warrant, in substantially the form attached hereto as Exhibit B, as hereinafter provided.  The purchase price (the "Purchase Price") per Note shall be equal to the principal amount of the Note being purchased.  At the Closing, subject to the satisfaction or waiver of the conditions set forth in ARTICLES VI and VII below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, a Note in the principal amount set forth on such Purchaser’s Signature Page and a Warrant to purchase a number of shares of Common Stock equal to the formula as set forth in the Warrant.   Each of the Warrants shall have a term of five (5) years and has an exercise price per share equal to the Exercise Price (as defined in the Warrant) and shall be exercisable as stated in the applicable Warrant.  Each Purchaser's obligation to purchase a Note hereunder is distinct and separate from each other Purchaser's obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the principal amount of a Note set forth on the Purchaser’s Signature Page.  The obligations of the Company with respect to each Purchaser shall be separate from the obligations of the Company to each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser.  The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) or Section 4(2) of the Securities Act.

1.2.         Placement Agent Fee.  The Purchasers acknowledge that the Company has engaged Primary Capital, LLC as the exclusive placement agent (the “Placement Agent”) in connection with the offering of the Notes and, as consideration for its services, has agreed to pay to the Placement Agent at the Closing a commission equal to five percent (5%) of the gross proceeds received by the Company from the sale of Notes to the Purchasers.  In addition, upon conversion of the Notes into Conversion Securities, the Company shall issue to the Placement Agent or its designees warrants to purchase that number of Conversion Securities equal to 5% of the number of Conversion Securities issued upon such conversion, exercisable at a price per Conversion Security equal to the price at which the Notes were so converted.  Upon repayment or redemption of the Notes as provided therein, the Company shall issue to the Placement Agent or its designees warrants to purchase that number of shares of the Company’s common stock (the “Common Stock”) equal to 5% of the aggregate number of shares of Common Stock underlying the Warrants, exercisable at the same price at which the Warrants are exercisable.  The warrants issuable to the Placement Agent pursuant to this Section 1.2 shall be in substantially the same form as Exhibit  B hereto.

1.3              Closing Date.  Subject to the satisfaction (or waiver) of the conditions set forth in ARTICLES VI and VII below, the Closing shall take place on such date and at such time as the Company and the Placement Agent shall agree, but no later than three Business Days after the consummation of the Reverse Merger Transaction.

1.4             Delivery of Purchase Price; Escrow.  Concurrently with each Purchaser’s execution and delivery of this Agreement, such Purchaser is delivering to the Escrow Agent (as defined below) by bank or other good check in lawful funds of the United States, or by wire transfer, the Purchase Price for the Note being purchased by such Purchaser.  Such funds shall be held in escrow pending the Closing, pursuant to the terms of an escrow agreement by and between the Escrow Agent and the Company, a copy of which is attached hereto as Exhibit H (the “Escrow Agreement”).

ARTICLE II
PURCHASER'S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing, severally and not jointly, with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser, that the following statements are true and correct:

2.1         Investment Purpose.  Purchaser is purchasing its Note for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof.  Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer its Securities or any interest therein, except pursuant to transactions that are exempt from the registration requirements of the Securities Act or are registered under the Securities Act.  Purchaser understands that Purchaser must bear the economic risk of its investment in the Securities indefinitely, unless the sale of its Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such transaction.

2.2         Accredited Investor Status.  Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

2.3         Reliance on Exemptions.  Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire its Note.

2.4         Information.  The Company has made available to the Purchaser the documents publicly filed by the Company with the SEC (such documents collectively, the "SEC Documents").  Purchaser has been afforded the opportunity to ask questions of the Company, was permitted to meet with the Company's officers and has received what the Purchaser believes to be complete and satisfactory answers to any such inquiries.  Except as set forth in the SEC Documents or in the Transaction Documents, the Purchaser is not relying upon any information, representations or warranties of the Company or any other party.  Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in ARTICLE III.  Purchaser understands that Purchaser's investment in its Securities involves a high degree of risk, including, without limitation, the risks and uncertainties disclosed in the SEC Documents.

2.5         Governmental Review.  Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2.6           Transfer or Resale.  Purchaser understands that (i) the offer and sale of the Securities have not been registered under the Securities Act or any state securities laws, and its Securities may not be offered, sold, pledged or otherwise transferred unless such transaction is subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of its Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, and (iii) except as provided in the Registration Rights Agreement being entered into contemporaneously with this Agreement by and among the Company and the Purchasers (the “Registration Rights Agreement”), the Company is under no obligation to register the offer or sale of such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  Purchaser further understands that Rule 144 is currently unavailable for the resale of its Securities because the Company has been a shell company, and Rule 144 will remain unavailable until at least one year has elapsed from the time the Company files with the SEC current “Form 10 equivalent information” pertaining to the companies acquired by the Company in the Reverse Merger Transaction, which the Company agrees may occur through the filing of the  Form 8-K (as hereinafter defined).

2.7         Legends.  Purchaser understands that, subject to ARTICLE V hereof and until such time, if any, as the sale of the Securities has been registered under the Securities Act (or the Securities may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in ARTICLE V hereof)), the certificates evidencing the Securities will bear a restrictive legend (the "Legend"), which will include language in substantially the following form:

THE SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH TRANSACTION UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS OR PURSUANT TO REGULATION S.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

2.8         Authorization; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of Purchaser and is a valid and binding agreement of Purchaser enforceable in accordance with its terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application.

2.9         Residency.   Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the Purchaser’s Signature Page.

2.10       Short Sales Prior To the Date Hereof; Confidentiality.  Other than the transaction contemplated hereunder, Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Purchaser, executed any disposition, including short sales, in the securities of the Company during the period commencing from the time that Purchaser first received a term sheet (written or oral) from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date hereof (the “Discussion Time”).  Other than to each Purchaser’s representatives and advisors and the other parties to this Agreement, each Purchaser has maintained the confidentiality of all disclosures of non-public information made to it in connection with this transaction (including the existence and terms of this transaction) during the Discussion Time.

2.11       No General Solicitation.  Purchaser is not purchasing the Note as a result of any advertisement, article, notice or other communication regarding the Notes published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

2.12       No Directed Selling Efforts.  If the Purchaser is purchasing its Note pursuant to the exemption provided by compliance with Regulation S:

  (i) The Purchaser is not a U.S. Person (as defined in Regulation S), and is acquiring its Note for its own account for the purpose of investment, not for the account or benefit of any U.S. Person and not with a view to or for resale in connection with any distribution thereof or interest therein;

  (ii) At the time of the Company’s offer of the Notes to the Purchaser, and the acceptance of such offer, the Purchaser was outside the United States, and no offer to acquire the Notes or otherwise to participate in the transactions contemplated by this Agreement was made to the Purchaser inside the United States; and

  (iii) The Purchaser has no present plan or intention to sell the Securities in the U.S. or to a U.S. Person at any predetermined time, and is not acting as an underwriter, dealer, distributor, or other person who is participating, pursuant to a contractual arrangement, in the distribution of the Securities.

2.13           No Assurance of Return on Investment.  Purchaser realizes that the purchase of the Securities is a highly speculative investment.  Purchaser is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, to hold the Securities for an indefinite period of time and to suffer a complete loss of Purchaser’s investment.  Prior to executing this Agreement, Purchaser has reviewed carefully a copy of this Agreement and each schedule and exhibit hereto.  Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of Securities pursuant to the terms of this Agreement and protecting the Purchaser’s interests in connection therewith.  THERE IS NO ASSURANCE THAT PURCHASER WILL RECOVER OR REALIZE ANY RETURN ON PURCHASER’S INVESTMENT IN THE SECURITIES OR THAT PURCHASER WILL NOT LOSE PURCHASER’S ENTIRE INVESTMENT IN THE COMPANY.  THERE IS NO ASSURANCE THAT THE COMPANY WILL ACHIEVE PROFITABILITY.  PURCHASER HAS READ THE RISK FACTORS CONTAINED IN THE COMPANY’S SEC DOCUMENTS AND OTHER MATERIAL PROVIDED OR MADE AVAILABLE BY THE COMPANY CAREFULLY AND CONSULTED WITH PURCHASER’S OWN ATTORNEY OR BUSINESS ADVISOR PRIOR TO MAKING ANY INVESTMENT DECISION.  PURCHASER CAN AFFORD THE RISK OF LOSS OF PURCHASER’S ENTIRE INVESTMENT IN THE COMPANY.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Each of the Company, the BVI Company, Technic and Foshan severally (not jointly and severally) make the following representations and warranties to each Investor; provided, that, except where the context indicates otherwise, as used in this Section 3, all references to “Subsidiaries” shall mean the collective reference to the BVI Company, Technic and Foshan, as Subsidiaries of the Company. The Corporate Parties represent and warrant to each Purchaser as of the date hereof and as of the Closing that the following statements are true and correct, except as set forth on the disclosure schedules indicated below and attached hereto and except as disclosed in the SEC Documents.

3.1         Subsidiaries.  The Company’s direct and indirect subsidiaries (as defined in Rule 1-02(x) of the Regulation S-X promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) are set forth in Schedule 3.1 (each, a “Subsidiary”).  Upon consummation of the Reverse Merger, the Company will own 100% of the share capital of the BVI Company. The BVI Company currently owns all of the shares of Technic.  Technic currently owns 100% of the share capital of Foshan.  As at the date hereof, and as at the consummation of the Reverse Merger, the outstanding shares of capital stock or similar equity interests of such Subsidiaries will have been validly issued, fully paid and nonassessable.  Upon the consummation of the Reverse Merger, such shares shall be owned (i) as to Foshan by Technic, (ii) as to Technic by the BVI Company and (iii) as to the the BVI Company by the Company.  Except as disclosed in Schedule 3.1, all of the outstanding shares of capital stock of each of the Subsidiaries are owned beneficially and of record by the Company, one of its other Subsidiaries, or any combination of the Company or one or more of its other Subsidiaries, in each case free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever (collectively, “Liens”); and there are no outstanding subscriptions, warrants, options, convertible securities, or other rights (contingent or other) pursuant to which any of the Subsidiaries is or may become obligated to issue any shares of its capital stock to any person other than the Company or one of the other Subsidiaries.  All the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.  The capitalization of each Subsidiary is set forth on Schedule 3.1 hereof.

3.2         Organization and Qualification.   The Company and each of its Subsidiaries are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company or its Subsidiaries, taken as a whole, or on the transactions contemplated hereby.

3.3         Authorization; Enforcement.  (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, and to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof and in accordance with the terms and conditions of the Securities; (b) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the other Securities) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person or entity is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement has been, and at the Closing the Notes will be, duly executed and delivered by the Company; and (d) this Agreement constitutes, and when issued pursuant to the terms of this Agreement, the Notes and the Warrants will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity under this Agreement may be limited by federal or state securities laws.

3.4         Capitalization.  The capitalization of the Corporate Parties are set forth on Schedule 3.4 hereof.  All of outstanding shares of capital stock of the Company have been, or upon issuance will be, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company (including the Common Stock, the Conversion Securities and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Liens enforceable against the Company.  Except as disclosed in Schedule 3.4 hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company and (ii) issuance of the Securities will not trigger anti-dilution rights for any other outstanding or authorized securities of the Company.  The Company has made available to Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended ("Certificate of Incorporation"), and the Company's By-laws, as amended (the "By-laws").  The Company has set forth on Schedule 3.4 hereof all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for any class of its Common Stock (and the Company shall provide to each Purchaser copies thereof upon the request of such Purchaser).

3.5         No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Securities) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under or a breach of, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any Subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected.  Neither the Company nor any Subsidiary is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, could reasonably be expected to put the Company or any Subsidiary in default) under or breach of, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or such Subsidiary is a party.  The business of the Company and each Subsidiary has been conducted, is being conducted, and shall be conducted so long as a Purchaser owns any of the Securities, in compliance in all material respects with all applicable laws, ordinances and regulations.  The businesses of the Corporate Parties, if any, are not being conducted in violation of any law, ordinance or regulation of any governmental entity material to the business of such Corporate Parties.  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable laws of the People’s Republic of China, neither the Company nor its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party, in order for the execution, delivery or performance of any of its obligations under this Agreement and the other Transaction Documents in accordance with the terms hereof or thereof, or to issue and sell the Notes and the Warrants in accordance with the terms hereof and to issue the Conversion Securities on conversion of the Notes and/or the Warrant Shares upon exercise of the Warrants.

3.6         Consents.  The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent or authorization of, action by or in respect of, or filing or registration with, any person, entity, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws, (ii) post-sale filings pursuant to applicable state and federal securities laws, (iii) filings with FINRA and (iv) any filings  required under the Registration Rights Agreement.

3.7         SEC Documents; Financial Statements.

(a)            Since January 10, 2008, the Company has filed the SEC Documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act and is a fully-reporting company under Section 12(g) of the Exchange Act.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any of the SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended.   The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  To the Company’s knowledge, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or a Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of the properties or assets of the Company or a Subsidiary is subject (each, a "Contract"), a copy of which would be required to be filed with the SEC as an exhibit to a registration statement on Form S-3 or applicable form  if the Company or any subsidiary were registering securities under the Securities Act.  None of the Company, any Subsidiary, or, to the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract.

(b)            A true and complete copy of the consolidated financial statements of Technic as of and for the fiscal years ended September 30, 2009 and 2008 and the related notes thereto (the “Technic Financial Statements”) and the unaudited proforma condensed consolidated financial statements of the Company and its Subsidiaries and the related notes thereto (the “Pro Forma Statements” and, together with the Technic Financial Statements, the “Financial Statements”), each as to be included in the Form 8-K to be filed with the SEC within four Business Days of the date of this Agreement (the “Form 8-K”), are attached hereto in Schedule 3.7(b).  The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto).  The Technic Financial Statements present accurately and completely the consolidated financial position of Technic as of the dates thereof and the results of its operations and cash flows for the periods then ended.  Except as set forth, in a manner clearly evident to a sophisticated, accredited or institutional investor, in the Financial Statements, neither the Company nor any of its Subsidiaries has liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such Financial Statements that, individually and in the aggregate, are not material to its business; and (ii) obligations under contracts and commitments (other than for breaches thereof) incurred in the ordinary course of business consistent with past practice and not required under generally accepted accounting principles to be reflected in the Financial Statements.  No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, could become a default by the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect.

3.8         Absence of Certain Changes.  Since September 30, 2009, or otherwise included in the Financial Statements, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of  the Company or any of its Subsidiaries.

3.9         Absence of Litigation.  Except as disclosed in Schedule 3.9 hereof  or as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the Company's knowledge, threatened against or affecting the Company, any Subsidiary or any of their respective directors or officers in their capacities as such.  There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or a Subsidiary could reasonably be expected to have a Material Adverse Effect.

3.10       Tax Matters.  Except as set forth on Schedule 3.10 attached hereto, the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company and such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it.  The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company or such Subsidiary.  All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  There are no tax Liens or claims pending or, to the Company's knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property.  There are no outstanding tax sharing agreements or other such arrangements between the Company or any Subsidiary on the one hand, and any other corporation or entity on the other hand.

3.11       Transactions with Affiliates.  Except as disclosed in Schedule  3.11 or the SEC Documents, none of the officers or directors of the Company or any Subsidiary and, to the Company's knowledge, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for customary services as employees, officers, and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.12       Patents and Trademarks.  Schedule 3.12 sets forth all of the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that the Company and its Subsidiaries owns or has the rights to use (collectively, the “Intellectual Property Rights”).  The Intellectual Property Rights constitute all of the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary for use by the Company and its Subsidiaries in connection with their respective businesses.  The Intellectual Property Rights do not violate or infringe upon the rights of any person or entity.  Except as set forth in Schedule 3.12, all such Intellectual Property Rights are enforceable and, to the knowledge of the Company and its Subsidiaries, there is no existing infringement by another person or entity of any of the Intellectual Property Rights.  The Intellectual Property Rights and the owner thereof or agreement through which they are licensed to any of the Company or its Subsidiaries are set forth on Schedule 3.12.   By the Closing, Foshan shall have granted the Company an irrevocable, exclusive, royalty-free license on all Intellectual Property Rights that are registered to or owned by Foshan or its predecessor.

3.13       Disclosure.  No information relating to or concerning the Company or any Subsidiary set forth in this Agreement or any of the other Transaction Documents contains an untrue statement of a material fact.  No information relating to or concerning the Company set forth in any of the SEC Documents contains a statement of material fact that was untrue as of the date such SEC Document was filed with the SEC.  The Company has not omitted to state a material fact necessary in order to make the statements made herein or in any of the other Transaction Documents, in light of the circumstances under which they were made, not misleading.  Except for the execution and performance of the Transaction Documents, no material fact (within the meaning of the federal securities laws of the United States and of applicable state securities laws) exists with respect to the Company or any of its Subsidiaries which has not been publicly disclosed (or will be publicly disclosed in the Form 8-K).

3.14       No General Solicitation.  Neither the Company nor to the Company’s knowledge any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or to the Company’s knowledge any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, or any “directed selling efforts” in the United States, as defined in Regulation S, with respect to any of the Securities being offered hereby.

3.15       No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D.  The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser.

3.16       No Brokers.  Except with respect to the Placement Agent, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

3.17       Subsidiaries and Other Interests.  Except for the Subsidiaries, the Company does not (a) own of record or beneficially, directly or indirectly (or have any obligation, right or option to acquire) (i) any shares of capital stock or securities exercisable for or convertible into capital stock of any other entity, or (ii) any participating, proprietary, or equity interest in any partnership, limited liability company, joint venture or other entity, or (b) control, directly or indirectly, through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise, any other entity.

3.18        Additional PRC Representations and Warranties.

(a)                        All material consents, approvals, authorizations or licenses requisite under People’s Republic of China (“PRC”) law for the due and proper establishment and operation of Foshan have been duly obtained from the relevant PRC governmental authorities and are in full force and effect.

(b)                        All material filings and registrations with the PRC governmental authorities required in respect of Foshan and its operations including, without limitation, the registration with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC rules and regulations.

(c)                        Foshan has complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC governmental authorities.  There are no outstanding rights of, or commitments made by, Foshan to sell any of  its equity interests.

(d)                        Foshan is not in receipt of any letter or notice from any relevant PRC governmental authority notifying it of the revocation, or otherwise questioning the validity, of any material licenses or qualifications issued to it or any material subsidy granted to it by any PRC governmental authority for non-compliance with the terms thereof or with applicable PRC laws, or the need for compliance or remedial actions in respect of the activities carried out by Foshan.

(e)                        Foshan has conducted its business activities within its permitted scope of business or has otherwise operated its businesses in material compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC governmental authorities.  As to licenses, approvals and government grants and concessions requisite or material for the conduct of any part of Foshan’s business which is subject to periodic renewal, Foshan has no knowledge of any grounds on which such requisite renewals will not be granted by the relevant PRC governmental authorities.

(f)                        With regard to employment and staff or labor, Foshan has complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like.

3.19       Subsidiary Contracts.  Schedule 3.19 sets forth a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which a Subsidiary is a party or by which a Subsidiary is bound or to which any of the properties or assets of a Subsidiary is subject (each, a “Subsidiary Contract”).  Each Subsidiary Contract is valid, binding, and enforceable in accordance with it terms, and no Subsidiary or, to the Company’s knowledge, any other party to such Subsidiary Contract is in breach or violation of any Subsidiary Contract.

3.20       Title to and Condition of Properties.  The Company and each Subsidiary owns (with good and marketable title in the case of real property), or holds under valid leases or other rights to use, all real property, plants, machinery and equipment necessary for the conduct of its business as presently conducted, free and clear of all Liens.  All material items of tangible personal property used in the operation of such business are in satisfactory condition and repair, ordinary wear and tear excepted.

3.21       Issuance of Shares.  The Notes and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Conversion Securities, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences of such securities.  When the Conversion Securities and the Warrant Shares are issued in accordance with their respective terms such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock

3.22       Foreign Corrupt Practices; Foreign Assets Control Regulations.  Neither the sale of the Securities hereunder nor the Company’s use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating therefrom.  None of the Corporate Parties nor any director or senior officer of any of the Corporate Parties is a Person named on the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) list, nor is a Person prohibited under the OFAC programs.

3.23       Solvency.  Each of the Corporate Parties (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured).  Each of the Corporate Parties (after giving effect to the transactions contemplated by this Agreement) has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

3.24       Public Utility Holding Company Act and Investment Company Act Status.  The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.  The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

3.25       Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby.  The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

3.26       Dilutive Effect.  The Company understands and acknowledges that its obligation to issue Conversion Securities upon conversion of the Notes in accordance with this Agreement and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

3.27       No Undisclosed Liabilities.  Neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its subsidiaries respective businesses since September 30, 2009 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

3.28       No Undisclosed Events or Circumstances.  No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

ARTICLE IV
COVENANTS AND AGREEMENTS

4.1         Reasonable Efforts.  The parties shall use their commercially reasonable efforts to timely satisfy each of the conditions described in ARTICLES VI and VII of this Agreement.

4.2         Securities Laws; Disclosure; Press Release.  The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D within fifteen (15) days of the Closing Date. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws.  The Company agrees to file the Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within four (4) Business Days following the date of consummation of the Reverse Merger Transaction.  The Company and the Placement Agent shall consult with each other in connection with the Form 8-K, and in issuing any press releases with respect to the transactions contemplated hereby, and no Purchaser shall issue any such press release or otherwise make any such public statement without the prior written consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  For purposes of this Agreement, “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in the City of New York are required or authorized by law to be closed.

4.3         Reporting Status.  So long as any Purchaser beneficially owns any of the Securities, the Company shall use commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.4         Reservation of Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of the shares of its authorized Common Stock for the issuance upon conversion of all of the Notes (if applicable) and the exercise of all of the Warrants.

4.5         Use of Proceeds.  The Company will use the proceeds from the sale of the Notes for the following purposes: (a) payment of fees and expenses in connection with the transactions contemplated hereby, including interest on the Notes, and (b) general operating purposes and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

4.6         Corporate Existence.  So long as any Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes, in writing, the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith.

4.7         Notice of Event of Default.  Upon the occurrence of each Event of Default (as defined in the Notes), the Company shall (i) notify the Purchasers of the nature of such Event of Default as soon as practicable (but in no event later than one Business Day after the Company becomes aware of such Event of Default), and (ii) not later than two Business Days after delivering such notice to the Purchasers, issue a press release disclosing such Event of Default and take such other actions as may be necessary to ensure that none of the Purchasers are in the possession of material, nonpublic information as a result of receiving such notice from the Company.

4.8           No Senior Indebtedness.  Until each Note has been fully repaid, the Company covenants that, without the prior unanimous approval of the holders of the outstanding Notes, the Company will not incur any indebtedness which by its terms is senior in right of payment of principal or interest to the Notes.

4.9           Warrants.  Concurrently with the issuance of the Notes hereunder, the Company shall issue to each Purchaser a warrant in form attached hereto as Exhibit B (the “Warrant”).

4.10         Non-Recourse Guaranty; Security for Guaranty.  (a) The repayment of all indebtedness and obligations under the Notes shall be guaranteed by the shareholders set forth on Exhibit C (the “Management Shareholders”) pursuant to a Non-Recourse Guaranty substantially in the form of Exhibit D attached hereto (the “Non-Recourse Guaranty”).  The Management Shareholders’ obligations under the Non-Recourse Guaranty shall be secured by a pledge by the Management Shareholders of the number of shares of Common Stock set forth opposite their names on Exhibit C, to be held by The Law Offices of Louis E. Taubman, PC, a member of Leser, Hunter, Taubman & Taubman, as collateral agent for the Noteholders (the “Collateral Agent”).  The pledge shall be made pursuant to a Stock Pledge Agreement in the form of Exhibit E attached hereto (the “Stock Pledge Agreement”).

(b)   At the Closing, the Company shall deposit an aggregate of $200,000 in escrow with Interwest Transfer Company, as escrow agent (the “Escrow Agent”), under the Escrow Agreement

4.11       Board Seat, etc.  From and after the Closing and for as long as any of the Notes are outstanding, the Purchasers shall have the right to designate Technic’s Corporate Secretary (the “Noteholder Designee”) with full authority to access the bank accounts of Technic and Foshan upon the occurrence of, and during the continuance of, an Event of Default (as defined in the Notes).  The Company and Foshan shall, prior to the Closing, take all measures reasonably necessary and shall execute all documents required under PRC law to appoint such Noteholder Designee and and afford him/her such rights.  From and after the Closing and for as long as any of the Notes are outstanding, the Company and Foshan shall take all measures reasonably necessary and shall execute all documents required to cause the Noteholder Designee to be appointed to each of the Corporate Parties’ Board of Directors.

4.12       No Hedging Transactions, etc.  Each Purchaser covenants that it will not knowingly make any sale, transfer, or other disposition of the Notes, or engage in hedging transactions with respect to the Notes, in violation of the Securities Act (including Regulation S), the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of the foregoing.

4.13       Compliance with Laws.  The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

4.14       Keeping of Records and Books of Account.  The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

4.15       Other Agreements.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document.

4.16       Registration and Listing.  The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.  When available and subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with such requirements.

4.17           Disclosure of Material Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.18    No Loans or Advances.  Except for loans and advances outstanding as of the Closing Date, the Company and its Subsidiaries (direct or indirect) will not make any loans, advances or other extensions of credit to the executive officers or directors of the Company, any Subsidiary or any family member or Affiliate of any of such executive officers or directors.

ARTICLE V
LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

5.1           Removal of Legend.  The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a Security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if such sale takes place within twelve months after the date of the Closing and neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, in compliance with registration requirements of the Securities Act (including Regulation S) or an exemption therefrom, and understands and acknowledges that the Company shall refuse to register the transfer of the Securities in the absence of such compliance.  In the event the Legend is removed from any Security or any Security is issued without the Legend, and the Security is to be disposed of other than pursuant to a registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act.  Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) above.

5.2           Transfer Agent Instructions.  The Company agrees that at such time as the Legend is no longer required under  Section 5.1, it will, no later than three (3) Business Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of each Purchaser or its nominee for the Securities.  The Company covenants that no instruction other than such instructions referred to in this ARTICLE V, and stop transfer instructions to give effect to Section 2.6 hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company.  Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities in compliance with applicable securities laws.  If, in connection with the transfer of Securities, (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, within six months after the date of the Closing, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such transfer), to the effect that the Securities to be transferred may be transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D) and which delivers to the Company in written form the same representations, warranties and covenants made by the Purchasers hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this ARTICLE V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this ARTICLE V, that a Purchaser shall be entitled, in addition to all other available remedies to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss or special damages and without any bond or other security being required.

ARTICLE VI
CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

6.1         Conditions to the Company's Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Notes to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

(i)                      Such Purchaser shall have fully completed, executed and delivered the Purchaser’s Signature Page;

(ii)                     Such Purchaser shall have remitted the Purchase Price set forth opposite the name of such Purchaser on Schedule 1 hereto to the Escrow Agent;

(iii)                    The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

(iv)                   The Company shall have received from such Purchaser a fully completed Investor Questionnaire, and must have found the contents of such questionnaire to be reasonably satisfactory in the Company’s sole discretion; and

(v)                    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement or the other Transaction Documents.

ARTICLE VII
CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

7.1         The obligation of each Purchaser hereunder to purchase the Note to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

(i)                      The Company shall have delivered to the Purchaser a Note in the principal amount of the Purchase Price paid by such Purchaser, and a Warrant registered in the name of the Purchaser;

(ii)                     The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

(iii)                    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the other Transaction Documents;

(iv)                   The Management Shareholders shall have executed and delivered to the Purchasers the Non-Recourse Guaranty and the Stock Pledge Agreement, and delivered the shares of the Common Stock being pledged by them pursuant to the Stock Pledge Agreement to the Collateral Agent;

(v)                    The Company and each of the Management Shareholders shall have executed and delivered to the Purchasers at the Closing a voting agreement substantially in the form of Exhibit G attached hereto (the “Voting Agreement”) pursuant to which, among other things, the Management Shareholders agree to take such actions as shall be necessary to appoint the Noteholder Designee as a director of the Company, Technic and Foshan and maintain such Noteholder Designee as a director until time as the Notes are no longer outstanding;

(vi)                   The Company and Foshan shall have taken all necessary action and shall have executed and delivered all such documents as shall be necessary to grant to the Noteholder Designee access to the Foshan bank accounts in the manner and to the extent required by Section 4. 11 of this Agreement.

(vii)                  The Company and the Escrow Agent shall have executed and delivered to the Purchasers the Escrow Agreement, and the Company shall have deposited $200,000 with the Escrow Agent pursuant to the terms of the Escrow Agreement;

(viii)                 The Company shall have obtained all waivers, authorizations, approvals and consents needed to consummate the transaction contemplated by this Agreement and the other Transaction Documents; and

(ix)                    The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement and the Stock Pledge Agreement.

(x)                     The Company shall have executed the Reverse Merger Agreement and completed the Reverse Merger Transactions.

(xi)                    No event shall have occurred which could reasonably be expected to have a Material Adverse Effect.

(xii)                   The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of such Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Article VII as of the Closing Date.

(xiii)                  The Board of Directors of the Company shall have adopted resolutions consistent with Section 3.3(b) hereof in a form reasonably acceptable to such Purchaser.

ARTICLE VIII
GOVERNING LAW; MISCELLANEOUS

8.1         Governing Law: Jurisdiction.  This Agreement shall be governed by and construed in accordance with the Delaware General Corporation Law (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York.  The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of New York and County of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.  The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum.  The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with Section 8.7 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder.  Nothing herein shall affect the right of a party hereto to serve process in any other manner permitted by law.  The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The parties hereto irrevocably waive any right to a trial by jury under applicable law.

8.2         Reserved.

8.3         Counterparts.  This Agreement may be executed in two or more counterparts, including, without limitation, by electronic or facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.  In the event any signature page is delivered by facsimile or electronic transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

8.4         Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.5         Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

8.6         Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

8.7         Notices.  Any notice herein required or permitted to be given shall be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to the applicable addresses set forth below (or to such other address as a party may designate by written notice in accordance with the provisions of this Section 8.7), and shall be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission if such notice or communication is delivered via fax on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on a Business Day, (c) the 1st Business Day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next Business Day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company, to :

Perpetual Technologies, Inc.
Shishan Industrial Park
Nanhai District, Foshan City, Guangdong Province, PRC
Attention: Mr. Ji Lie
Facsimile:

with a copy to:

Guzov Ofsink, LLC
600 Madison Avenue
New York, New York 10022
Attention: Darren Ofsink, Esq.
Facsimile: 212-688-7273

If to any Purchaser, to such address set forth under such Purchaser's name on the Purchaser’s Signature Page executed by such Purchaser.  Each party shall provide notice to the other parties of any change in address in the meaning set forth in this Section 8.7.

8.8         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D) and agrees in writing to be bound by this Agreement.  This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement or to assign such Purchaser's rights hereunder to any such transferee.  In that regard, if a Purchaser sells all or part of its Securities to someone that acquires the Securities subject to restrictions on transferability (other than restrictions, if any, arising out of the transferee's status as an affiliate of the Company), Purchaser shall be permitted to assign its rights hereunder, in whole or in part, to such transferee.

8.9         Third Party Beneficiaries.  Except as set forth in Sections 8.10 and 8.13 below, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

8.10       Survival; Indemnification.  The representations and warranties of the Company shall survive for a period of one year after the Closing, notwithstanding any due diligence investigation conducted by or on behalf of a Purchaser.  The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser's officers, directors, employees, partners, agents and affiliates from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses")  arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.  The representations and warranties of the Purchasers shall survive for a period of one year after the Closing, notwithstanding any due diligence investigation conducted by or on behalf of the Company, and each Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, agents and affiliates from and against any and all Losses arising as a result of or related to any breach of such Purchaser's representations and warranties contained herein.  The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VII, if any, shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

8.11       Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby and by the other Transaction Documents.

8.12       Remedies.  No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity.  Nothing in this Agreement shall limit any rights a Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser.  Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss or special damages, and without any bond or other security being required.

8.13.       Arm’s Length Negotiations; Counsel for the Company.  Each Purchaser expressly represents and warrants to the Company that (a) before executing this Agreement, said Purchaser has fully informed himself or itself of the terms, contents, conditions and effects of this Agreement; (b) said Purchaser has relied solely and completely upon his or its own judgment in executing this Agreement; (c) said Purchaser has had the opportunity to seek the advice of his or its own counsel and advisors before executing this Agreement; (d) said Purchaser has acted voluntarily and of his or its own free will in executing this Agreement; (e) said Purchaser is not acting under duress, whether economic or physical, in executing this Agreement; (f) this Agreement is the result of arm’s length negotiations conducted by and among the parties; and (g) said Purchaser acknowledges that the law firm of Guzov Ofsink, LLC has been retained by the Company to prepare this Agreement as legal counsel for the Company, that Guzov Ofsink, LLC does not represent any Purchaser in connection with the preparation or execution of this Agreement, and that Guzov Ofsink, LLC has not given any legal, investment or tax advice to any Purchaser regarding this Agreement.  Guzov Ofsink, LLC is expressly intended as a beneficiary of the representations and warranties of the Purchasers contained in this Section 8.13.

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

PERPETUAL TECHNOLOGIES, INC.

By: /s/ Jie Li
Name: Jie Li
Title: Chief Executive Officer

HONG HUI HOLDINGS LIMITED (the “BVI Company”)

By: /s/ Jie Li
Name: Jie Li
Title: Director

Technic International Limited

By: /s/ Wawai Law
Name: Wawai Law
Title: Chairman

Foshan SLP Special Materials Company

By: /s/ Jie Li
Name: Jie Li
Title: Legal Representative

PURCHASERS:

See attached Signature Pages

PURCHASER SIGNATURE PAGE TO  NOTE PURCHASE  AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 12th  day of  February, 2010.

Name of Purchaser:___________________________________

Signature of Purchaser:   ____________________________________

Consideration: $__________________ in cash.

Taxpayer Identification or
Social Security Number of Purchaser:  ____________________________________

Name and Residence Address:
(Post Office Address Not Acceptable)

Mailing Address if Different
from Residence Address
(Post Office Address is Acceptable)

Type of Ownership (check one):

________________    Individual Ownership
________________    Community Property (each spouse must sign)
________________    Joint Tenants with Right of Survivorship (all sign)
________________    Tenants in Common (all sign)
________________    Trust
________________    Corporation
________________    S Corporation
________________    C Corporation
________________    Limited Liability Company
________________    Other (please specify type of entity )

Fax Number of Purchaser:___________________________

E-Mail Address of Purchaser: _________________________

SCHEDULE 1
TO NOTE PURCHASE AGREEMENT

LIST OF INVESTORS

Investor Name, Address, Telephone and Fax Number	Principal Amount of Note	Purchase Price
Jayhawk Capital	$2,500,000	$2,500,000
Blue Earth Fund, LP Longboard Captial 1312 Cedar Street SantaMonica, CA 90405	$1,000,000	$1,000,000
Lumen Capital LP 265 West Trail Stamford, CT 06903	$100,000	$100,000
Trading Systems, LLC 14 Red Tail Drive, Highlands Ranch CO 80126	$100,000	$100,000
Joseph Nemelka 159 South 975 West, Mapleton, UT 84664	$100,000	$100,000
Glenn A. Little 1103 Stewart Ave., Apt.200, Garden City, NY 11530	$200,000	$200,000
Jeffrey Grossman 87 Zukor Road, New City NY 10956	$100,000	$100,000
Grace King 1235 Park Ave NewYork, NY 10128	$20,000	$20,000
Timothy O'Donnell 160 Henry St. Apt.3B, Brooklyn, NY 11201	$10,000	$10,000
Sik Wing Sung 53 Braisted Avenue, Staten Island, NY 10314	$10,000	$10,000

Totals:	$4,140,000.00	$4,140,000.00

Disclosure Schedules to the Note Purchase Agreement, dated as of February 12, 2010 (the “Agreement”), by and between Perpetual Technologies, Inc., a Delaware corporation (the “Company”), Hong Hui Investment Holdings, Inc a British Virgin islands company (the “BVI Company”), the owner of all of the outstanding equity interests of Technic International, Inc., a Hong Kong company (“Technic”), the owner of all of the outstanding equity interests of Foshan SLP Special Materials Company (“Foshan”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and the investors listed on the Schedule of Buyers attached hereto as Annex A and identified on the signature pages thereto (each, an “Investor” and collectively, the “Investors”).

All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided herein.

This Disclosure Schedule shall be construed with and be deemed as an integral part of the Agreement to the same extent as if the same had been set forth in their entirety therein.  This Disclosure Schedule is intended only to qualify and limit the representations and warranties of the Company in the Agreement and shall not be deemed to expand in any way the scope or effect of any such representations and warranties.

The Disclosure Schedule indicates the section and, if applicable, the subsection of the Agreement to which it relates, but shall also qualify such other sections or subsections in the Agreement provided the disclosure is in sufficient detail to enable a reasonable person to identify such other section or subsection to which such information is responsive.

Headings have been inserted in the sections of this Disclosure Schedule for convenience of reference only and shall to no extent have the effect of amending or changing the express language of the corresponding sections in the Agreement.

Where the terms of a contract, lease, or agreement have been summarized or described in this Disclosure Schedule, such summary or description does not purport to be a complete statement of the material terms of such contract, lease, agreement or other disclosure item but is a sufficient statement of the matters required to be disclosed in such description.

Schedule 3.1 Subsidiaries

Our direct and indirect subsidiaries are set forth in the diagram below:

Schedule 3.4      -          Capitalization

Capitalization of Perpetual Technologies, Inc.

Description	Number of Shares

Authorized Common Stock	200,000,000

Authorized Preferred Stock	10,000,000

Issued and Outstanding Common Stock
Immediately prior to the closing of the share exchange agreement, shareholders holding 12,640,000 of the 13,000,000 shares of our then outstanding common stock will surrender their shares for cancellation under the stock purchase agreements entered into between Joe Nemelka and each such holder. Under the share exchange agreement we will issue an aggregate of 72,551,020 shares of common stock to the stockholders of Hong Hui. In addition, immediately following the closing of the share exchange agreement we will issue 4,646,000 shares of our common stock to Primary Capital Accordingly following the closing of all of these transactions there will be 77,551,020 shares of common stock issued and outstanding.

Issued and Outstanding Preferred Stock	0

Capitalization of Hong Hui Holdings Limited

Description	Number of Shares

Authorized Shares	50,000

Issued and Outstanding Shares	10,000

Capitalization of Technic International, Limited.

Description	Number of Shares

Authorized Shares	10,000

Issued and Outstanding Shares	10,000

Capitalization of Foshan SLP Special Materials Company

Description

Registered Capital	RMB	60,000,000

Warrants

Reference is made to the convertible notes and warrants being issued pursuant to the Note Purchase Agreement and the warrants being issued to Primary Capital pursuant to the engagement agreement with Primary Capital LLC as placement agent.

Reference is made to the 4,640,000 shares of common stock being issued to Primary Capital, LLC under the placement agent agreement.

Schedule 3.5    No Conflicts

The Company will comply with all applicable blue sky laws.

Schedule 3.7(b)   Consolidated Financial Statements of Technic

A true and complete copy of the consolidated financial statements of Technic International Inc.(“Technic”) as of and for the fiscal years ended September 30, 2009 and 2008 and the related notes thereto (the “Technic Financial Statements”) are attached hereto in Schedule 3.7(b).

Pro forma financial statements have note yet been completed but will be included in the 8-K.

Schedule 3.9   Absence of Litigation

Foshan has not paid in full the social insurance (as set forth below)  for all of its employees as required by PRC law.  According to the social insurance payment proof for December 2009 of Foshan, the total number of employees of Foshan was 171, of whom 92 have been covered by pension insurance, 92 have been covered by medical insurance, 7 have been covered by unemployment insurance and 164 have been covered by work-related injury insurance.  According to Foshan, this practice of payment of social insurance adopted by Foshan has been approved by the local authority in charge or labor and social insurance administration.  Notwithstanding this approval the employees could sue the company for failing to do so and if successful the Company could be required to  pay all arrears.

Under PRC law Foshan is required to pay housing funds for all of its employees, however, Foshan has not paid housing funds for any of its employees.  The employees could sue the company for failing to do so and if successful the Company could be required to  pay all arrears.

Schedule 3.10   Tax Matters

Perpetual Technologies has not filed its tax return for the fiscal year ended December 31, 2009.

Schedule 3.11   Transactions with Affiliates

Reference is made the Company prior SEC filings and to 8-K being filed within four business days of the date hereof.

Schedule 3.12   Patents and Trademarks lets discuss the trademarks

The pending patents applied by Foshan is:

No.	Name	Applicant	Patent Application Date	Patent Application Number	Remarks
	Polyphenylene sulfide nonwoven spunbond needle production method and device (聚苯硫醚纺粘针刺无纺布的制备方法及其装置)	Foshan SLP Special Materials Company (佛山市斯乐普特种材料有限公司)	January 26, 2010	2010101026602	Invention.

The following pending patent applications are  being transferred from  Dalian Huayang Chemical Fiber Engineering technology Co., Ltd (“Dalian”) to Foshan.  When the patents are issued the issue date will be in March, 2009 and the name of the holder will be Foshan.

No.	Name	Applicant	Patent Application Date	Patent Application Number	Remarks
1	Tube-type air distraction apparatus (管式气流牵伸器)	Dalian Huayang Chemical Fiber Engineering technology Co., Ltd (大连华阳化纤工程技术有限公司)	March 12, 2009	200920011528.3	Utility model
2	new spinning box structure (新型纺丝箱结构)	Dalian Huayang Chemical Fiber Engineering technology Co., Ltd (大连华阳化纤工程技术有限公司)	March 12, 2009	200920011529.8	Utility model
3	Lapper (铺网机)	Dalian Huayang Chemical Fiber Engineering technology Co., Ltd (大连华阳化纤工程技术有限公司)	March 19, 2009	200920012058.2	Utility model

Foshan has the following trademarks:

Trademark	Registrant	Registration Number	Term of Validity
Jinglong Nonwoven (锦龙无纺)	Foshan SLP Special Materials Company (佛山市斯乐普特种材料有限公司)	3571234	From October 21, 2005 To October 20, 2015

Trademark Application	Applicant	Application Number	Application Date
S.L.P	Foshan SLP Special Materials Company (佛山市斯乐普特种材料有限公司)	7161477	January 12, 2009

Si Le Pu (斯乐普)	Foshan SLP Special Materials Company (佛山市斯乐普特种材料有限公司)	7161478	January 12, 2009

Schedule 3.18    Additional PRC Representations and Warranties

The PRC shareholders, of the offshore special purpose vehicles set forth below being the indirect shareholders of Foshan have not completed the registration with the State Administration of Foreign Exchange (the “SAFE”) under the Circular of the State Administration of Foreign Exchange on Relevant Issues concerning Foreign Exchange Administration of Financing and Inbound Investment through Offshore Special Purpose Companies by PRC Residents (the “SAFE Circular 75”) as of the date hereof.  According to the Company, it will urge the PRC residents to complete such registration.

Name of Offshore Shareholder	PRC Resident
Bestyield Group Limited	Jie Li
Newise Holdings Limited	Jun Li
Pilot Link International Limited	Shiyi Li and Wei Yang
China Investment Management	Huaying Song

In the history of Foshan certain applications made by the then shareholders of Foshan with Nanhai Foreign Trade and Economic Bureau (the “Local MOFCOM”) for extension of certain capital contributions to Foshan did not meet the statutory deadline but were accepted by the Local MOFCOM which approved such applications by issuing the approval letters of (i) Nan Wai Jing He Bu [2001] No. 166 on May 16, 2001 and (ii) Nan Wai Jing He Bu [2006] No. 71 on April 6, 2006.

Schedule 3.19    Subsidiary Contracts

The land under the State-owned Land Use Right Certificate (Nan Fu Guo Yong (2002) No.180084) and the buildings under the Real Property Ownership Right Certificates (Yue Fang Di Zheng Zi No. C 1226877, No. C 1226878, No. C 1226879, No. C 1226880, No. C 1594954 and No. C 1957090) have been mortgaged to Foshan Nanhai Shishan Branch of the Agricultural Bank of China (中国农业银行佛山南海狮山支行) under the Mortgage Agreement No. 44906200800001513. The term of mortgage is from August 1, 2008 to July 28, 2010.

Two sets of twin-roll hot rolling mills, two sets of non-woven equipments, five sets of screw compressors, one set of air conditioning unit, three sets of cross-flow type cooling towers, two sets of power equipments, one compressor, three cranes, three fans, eighty spinneret boards, two inverters, four air compressor repair parts, one masterbatch injection machine, one compressed air tank and one stenter machine owned by Foshan have been mortgaged to Foshan Nanhai Shishan Branch of the Agricultural Bank of China (中国农业银行佛山南海狮山支行) pursuant to the Mortgage Agreement No. 44906200900016735. The term of mortgage is from December 15, 2009 to December 14, 2011.

LIST OF EXHIBITS

EXHIBIT A	-	FORM OF NOTE

EXHIBIT B	-	FORM OF WARRANT

EXHIBIT C	-	MANAGEMENT SHAREHOLDERS

EXHIBIT D	-	FORM OF NON-RECOURSE GUARANTY

EXHIBIT E	-	FORM OF STOCK PLEDGE AGREEMENT

EXHIBIT G -		FORM OF VOTING AGREEMENT

EXHIBT H -		FORM OF ESCROW AGREEMENT

EXHIBT I -		FORM OF REGISTRATION RIGHTS AGREEMENT

Exhibit A
To
Note Purchase Agreement

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

THE SALE OF THIS SECURED CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH TRANSACTION UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

PERPETUAL TECHNOLOGIES, INC.

SECURED CONVERIBLE PROMISSORY NOTE

$______________	February 12, 2010
Delaware

FOR VALUE RECEIVED, and upon and subject to the terms and conditions set forth herein, Perpetual Technologies, Inc., a Delaware corporation (“Issuer”), hereby promises to pay to the order of _____________________, a _________________ (“Purchaser” and, together with its successors and assigns, “Holder”), the principal sum of __________________ UNITED STATED DOLLARS (U.S. $____________) on the Maturity Date, together with interest as provided herein.  This Note was issued under and is subject to a Note Purchase Agreement (the “Purchase Agreement”) dated as of __________, 2010 among Issuer, Purchaser and certain other parties.  This Note is one of a series of secured convertible promissory notes of Issuer issued pursuant to the Purchase Agreement.  The other notes are referred to herein as the “Other Notes” (and, together with this Note, the “Notes”) and the holders of such Other Notes are referred to herein as the “Other Noteholders.” Capitalized terms used and not otherwise defined herein will have the respective meanings given to such terms in the Purchase Agreement.

1.           Maturity Date.  This Note will mature, and be due and payable in full, on February 12, 2011 (the “Maturity Date”).

2.           Interest.  From and after the date hereof, all outstanding principal of this Note will bear simple interest at the rate of ten percent (10%) per annum.  On the last Business Day of each fiscal quarter while this Note is outstanding and on the earlier of the Maturity Date and the conversion of this Note pursuant to Section 6 hereof, Issuer shall pay the then accrued interest on this Note.  Upon the occurrence and during the continuance of any Event of Default (as hereinafter defined), all outstanding principal of this Note shall bear interest at the rate of fifteen percent (15%) per annum (the “Default Rate”) and all accrued and unpaid interest, as well as any interest due and unpaid before the default is cured, shall be paid at the Default Rate.  All outstanding principal and accrued but unpaid interest on this Note shall be payable on the Maturity Date.

3.           Guaranty; Security.  Repayment of this Note shall be guaranteed, pari passu with the Other Noteholders, by certain shareholders (the “Management Shareholders”) pursuant to a Non- Recourse Guaranty, of even date herewith, entered into by the Management Shareholders in favor of the Holder and the Other Noteholders (the “Guaranty”).  The Guaranty shall be secured by a pledge by the Management Shareholders of their shares of Common Stock pursuant to a Stock Pledge Agreement of even date herewith, entered into by the Management Shareholders, the Holder, the Other Noteholders, and The Law Offices of Louis E. Taubman, PC, a member of Leser, Hunter, Taubman & Taubman, as collateral agent for the Holder and the Other Noteholders (the “Stock Pledge Agreement”).

4.           Prepayment.  This Note may not be prepaid by the Issuer without the Holder’s written consent, which may be granted or withheld in the Holder’s sole and absolute discretion.

5.           Transfer.  Holder may transfer this Note in compliance with applicable U.S. federal and state and/or foreign securities laws and in accordance with Section 5.1 of the Purchase Agreement.

6.           Automatic Conversion Upon Qualified Financing.  At the closing of a Qualified Financing on or prior to the Maturity Date, the principal amount of this Note shall automatically convert into the securities sold in such financing at a 65% discount to the price at which such securities are sold in such financing. As used herein, “Qualified Financing” means the sale (or series of related sales) by the Company of its capital stock, or debt or equity securities convertible into or exercisable for its capital stock, in a capital raising transaction, for aggregate gross proceeds to the Company of at least $20,000,000 or such lesser amount as shall be approved in writing by the holder(s) of Notes evidencing at least 50% of the principal amount of the Notes then outstanding.

7.           Events of Default.  An “Event of Default” will occur if:

(a)          The Issuer fails to pay (a) any principal of this Note or any Other Note when such amount becomes due and payable in accordance with the terms hereof or thereof, or (b) any interest on this Note or any Other Note, or any other payment of money required to be made pursuant to this Note or any Other Note when such payment becomes due and payable in accordance with the terms hereof or thereof; or

(b)          Any representation or warranty by the Issuer or any Management Shareholder in any Transaction Document or in any certificate, agreement or instrument executed and delivered to the Holder or the Other Noteholders by the Issuer or any of its subsidiaries, or by their respective accountants or officers, or by any Management Shareholder pursuant to any Transaction Document is false, inaccurate or misleading in any material respect on the date as of which made and the same shall not have been cured within five (5) Business Days after written notice of such default has been given by the Holder to the Company; or

(c)          The Issuer, any of its subsidiaries, or any Management Shareholder breaches or defaults in the performance of any term, covenant, agreement, condition, undertaking or provision of any Transaction Document, and such breach or default, if capable of being cured, is not cured or waived within five (5) Business Days after the Issuer, such subsidiary or such Management Shareholder, as applicable, receives notice thereof; or

(d)          The Issuer, any of its subsidiaries, or any Management Shareholder (i) commences any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or (ii) is the debtor named in any other case, proceeding or other action of a nature referred to in clause (i) above which results in the entry of an order for relief or any such adjudication or appointment and remains undismissed, undischarged or unbonded for a period of sixty (60) days, or (iii) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence to, any order, adjudication or appointment of a nature referred to in clause (i) or (ii) above, or (iv) shall generally not be paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due, or (v) shall make a general assignment for the benefit of its creditors; or

(e)          On or at any time after the date of this Note (i) any of the Transaction Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, (ii) the Stock Pledge Agreement shall cease to provide the Holder and the Other Noteholders a valid first priority security interest in the shares of the Common Stock pledged thereunder; or

(f)           Any indebtedness for borrowed money of the Issuer or its subsidiaries in the aggregate principal amount exceeding $25,000 (i) shall be duly declared to be, or shall become, due and payable prior to the stated maturity date therefor, and (ii) shall not be paid as and when the same becomes due and payable, including any applicable grace period; or

(g)          The cessation of the Company’s business for more than thirty (30) days; or

(h)          There shall occur (other than pursuant to the Reverse Merger Transaction) a change in ownership or control of the Issuer effected through any of the following transactions:

(i)           a merger, consolidation or reorganization approved by the stockholders of the Issuer, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the Issuer are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Issuer’s outstanding voting securities immediately prior to such transaction;

(ii) any stockholder-approved transfer or other disposition of all or substantially all of the assets of the Issuer (including a majority of the ownership interest, direct or indirect, in any of its subsidiaries) or any subsidiary of the Issuer; or

(iii) the direct or indirect acquisition by any person or group (within the meaning of the Exchange Act) of persons (other than the Issuer or a person that directly or indirectly controls, is controlled by, or is under common control with the Issuer) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the outstanding securities of the Issuer pursuant to a tender or exchange offer made directly to the stockholders of the Issuer which the Board recommends that such stockholders accept.

8.           Remedies.  At such time that an Event of Default has occurred and is continuing, this Note shall automatically become immediately due and payable.  Upon this Note becoming due and payable under this Section 8, whether automatically or by declaration (a “Default”), such Note will forthwith mature and 150% of the entire unpaid principal amount of such Note, plus all accrued and unpaid interest through the date of payment, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  If any Default or Event of Default has occurred and is continuing, the Holder of this Note may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of the Purchase Agreement, the Registration Rights Agreement or this Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

9.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to the applicable addresses set forth in the Purchase Agreement (or to such other address as a party may designate by written notice in accordance with the provisions of this Section 9), and will be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission if such notice or communication is delivered via fax on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on a Business Day, (c) the 1st Business Day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next Business Day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given.

10.         Maximum Lawful Rate.  In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum non-usurious interest permitted by applicable law (the “Maximum Lawful Rate”).  If from any possible construction of any document or from receipt of anything of value by Holder, interest would otherwise be payable in excess of the Maximum Lawful Rate, any such construction or receipt shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Lawful Rate, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Lawful Rate shall be applied to the reduction of the principal amount owing under this Note, or refunded to Issuer or other payor thereof if and to the extent such excessive amount exceeds such unpaid principal amount.

11.         Governing Law: Jurisdiction.  This Note shall be governed by and construed in accordance with the laws of the State of New York.  The Issuer hereto irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of New York and County of New York in any suit or proceeding based on or arising under this Note or the transactions contemplated hereby and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts.  The Issuer irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum.  The Issuer further agrees that service of process upon the Issuer, mailed by the first class mail in accordance with Section 9 hereof shall be deemed in every respect effective service of process upon the Issuer in any suit or proceeding arising hereunder.  Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.

12.         Miscellaneous.

(a)           The Issuer and every endorser of this Note, and every other person at any time liable for the payment of the indebtedness evidenced by this Note, shall be obligated, to the extent permitted by the laws of the State of New York, to pay to the Holder all expenses of every kind and nature whatsoever incurred in the enforcement of this Note or any rights hereunder (whether or not litigation is commenced), including, but not limited to, reasonable attorneys’ fees (collectively, the “Expenses”), and hereby agrees to pay to the Holder on demand the amount of any and all Expenses.

(b)           The failure of the Holder to exercise any right or remedy granted to it hereunder on any one or more instances shall not constitute a waiver of any Event of Default by the Holder, and all such rights and remedies shall remain continuously in force.  No delay or omission in the exercise or enforcement by the Holder of any rights or remedies shall be construed as a waiver of any right or remedy of the Holder, and no exercise or enforcement of any such right or remedy shall be held to exhaust any other right or remedy of the Holder.

(c)           The Issuer’s obligation to pay principal and interest shall be absolute and unconditional and without regard to any defense, offset, or counterclaim which may at any time be available to the Issuer which constitutes, or might be construed to constitute, an equitable or legal discharge of the Issuer or but for this provision might otherwise give rise to a right of offset; provided that nothing contained in this Note shall be construed to prevent or restrict the Issuer from asserting any rights which the Issuer may have against the Holder under this Note or under any provision of law, by a separate action or proceeding but not by abatement, attachment, recoupment, counterclaim, offset or defense against the payments to be made by the Issuer under this Note.

(d)           All covenants, agreements and undertakings in this Note binding upon the Issuer or the Holder shall bind and inure to the benefit of their respective heirs, executors, personal representatives, successors and permitted assigns, whether so expressed or not.

SIGNED AND DELIVERED as of the date first above written.

PERPETUAL TECHNOLOGIES, INC.

By:
Name:	Jie Li
Title: Chief Executive OffiFORM OF NOTE

Exhibit B
To
Note Purchase Agreement

FORM OF WARRANT

THE SALE OF THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH TRANSACTION UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

PERPETUAL TECHNOLOGIES, INC.

COMMON STOCK PURCHASE WARRANT

No. __________	February 12, 2010 (the “Issuance Date”)

PERPETUAL TECHNOLOGIES, INC., a Delaware corporation (the “Company”), hereby certifies that __________________ (the “Investor”) and its transferees, designees, successors and assigns (collectively, the “Holder”), for value received, is entitled to purchase from the Company that number of fully-paid, non-assessable shares (each, a “Share” and collectively, the “Shares”) of the Company’s common stock, $.001 par value per Share (the “Common Stock”), as set forth below, at the exercise price (the “Exercise Price”) as set forth below.  This Warrant shall be exercisable at any time and from time to time during the five-year period commencing on the closing of a Financing (as defined below) (the “Effective Date”); provided, however, this Warrant shall be null, void, and unexercisable if: (i) no Financing is consummated during the five-year period commencing on the Issuance Date or (ii) if the Notes automatically convert as provided in Section 6 of the Notes.  As used herein, “Financing” means the first sale (or series of related sales) by the Company of its capital stock, or debt or equity securities convertible into or exercisable for its capital stock, in a capital raising transaction occurring after the earlier of the Maturity Date (as defined in the Note) and the date the Note becomes due pursuant to a Default (as defined in the Note) as provided in Section 8 of the Note , for aggregate gross proceeds to the Company of at least $2,000,000.  The Exercise Price equals the price per share of the Common Stock (or Common Stock equivalent if derivative securities are sold) issued by the Company in a Financing, provided that if the Financing includes more than one type of security, the Exercise Price shall be lowest price per share of the Common Stock or Common Stock equivalent included in the Financing.  The number of Shares purchasable hereunder shall equal eight percent (8%) of the total number of shares of Common Stock outstanding immediately after the closing of the Financing, determined on a fully-diluted basis (for purposes of clarity, after giving effect to the conversion or exercise of all outstanding derivative securities), multiplied by a fraction, the numerator of which is the principal amount of the Note purchased pursuant to the Purchase Agreement by the initial Investor who received this Warranton the Issuance Date, and the denominator of which is the aggregate principal amount of all of the Notes purchased pursuant to the Purchase Agreement.  The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof.  Within five (5) days after the Effective Date, the Company shall inform the Holder in writing as to the number of Shares then purchasable hereunder and the then Exercise Price, which writing shall be accompanied by a detailed calculation showing how the foregoing were determined.

Capitalized terms used and not otherwise defined herein will have the respective meanings given to such terms in the Note Purchase Agreement, dated as of February 12, 2010, among the Company, the Investor, and certain other investors (the “Other Investors”) (the “Purchase Agreement”).

1.           Method of Exercise; Payment.

(a)           Cash Exercise.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form (the "Notice of Cash Exercise") attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the sole election of the Holder, by (i) wire transfer or certified check payable to the order of the Company, (ii) cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, (iii) any other lawful consideration as the Company shall determine, or (iii) a combination of (i), (ii) and (iii).

(b)           Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section l(a) hereof, the Holder may elect to receive, without the payment of any additional consideration, a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Cashless Exercise annexed hereto as Exhibit C duly executed (the “Notice of Cashless Exercise,” together with the Notice of Cash Exercise, the “Exercise Notice”).  In such event, the Company shall issue to the Holder a number of fully paid, non-assessable Shares computed using the following formula:

X = Y (A-B)
             A

Where X	=	the number of Shares to be issued to the Holder.

Y	=	the number of Shares subject to this Warrant in respect of which the net issue election is made (i.e., the right to exercise is being surrendered) pursuant to this Section 1(b).

A	=	the Current Market Value of one share of Common Stock (at the date of the net issue election is made).

B	=	the Exercise Price in effect at the time the net issue election is made pursuant to this Section 1(b).

(c)           Current Market Value.  Current Market Value is defined below.  The Board of Directors of the Company shall promptly respond in writing to an inquiry by the Holder as to the Current Market Value.

(d)           Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, as promptly as practicable on or after the date of exercise and in any event within three (3) Business Days thereafter (the “Delivery Date”), the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise.  In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised.

(e)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise.  In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Shares pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof

(f)           Taxes.  The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge by the Company to the Holder for any tax or other charge in respect of such issuance.

2.           Warrant.

(a)           Exchange, Transfer and Replacement.  At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of the Holder exercisable for the aggregate number of Shares as the warrant or warrants surrendered.

(b)           Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c)    Cancellation; Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 2, this Warrant shall be promptly canceled by the Company.

(d)   Warrant Register.  The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant (the “Warrant Register”) in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

3.           Rights and Obligations of Holders of this Warrant.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing Shares or other securities is issued upon exercise of this Warrant, the recipient of such certificate shall, for all purposes, be deemed to have become the holder of record of such securities (and such securities will be deemed to have been issued) on the date on which this Warrant, together with a duly executed Election to Purchase or Notice of Cashless Exercise, as applicable, was surrendered and payment of the aggregate Exercise Price, if applicable, was made, irrespective of the date of delivery of such certificate.

4.           Adjustments.

(a)           Stock Dividends, Reclassifications, Recapitalizations, Etc.  In the event that, on or after the Effective Date, the Company:  (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (1) the Exercise Price on the record date of such division or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock actually issued and outstanding immediately before such event and the denominator of which is the number of shares of Common Stock actually issued and outstanding immediately after such event, and (2) the number of shares of Common Stock for which this Warrant may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

(b)         Cash Dividends and Other Distributions.  In the event the Company shall, at any time or from time to time on or after the Effective Date, distribute to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving entity and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer, or other assets (excluding dividends or other distributions of Common Stock for which adjustment is made under Section 4(a)), or rights or warrants to subscribe for or purchase securities of the Company (excluding those in respect of which adjustments in the Exercise Price is made pursuant to Section 4(d)), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the total number of shares of Common Stock actually issued and outstanding on the business day immediately prior to the date of such distribution multiplied by the Current Market Value per share of Common Stock on such business day, less (y) the Fair Market Value on such business day of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock actually issued and outstanding on such business day multiplied by such Current Market Value on such business day.  Such adjustment shall be made and shall be effective whenever any such distribution is made.

(c)         Additional Stock.

(i) If on or after the Effective Date, the Company shall issue any Additional Stock (as defined below) at an exercise or conversion price less than the then current Exercise Price or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, the Exercise Price shall automatically and forthwith be adjusted to a price equal to the price paid per share for such Additional Stock.

(ii) “Additional Stock” shall mean any shares of Common Stock issued by the Company other than:

(A)          shares of Common Stock issued pursuant to a transaction described in subsection (a) of this Section 4;

(B)           shares of Common Stock issued pursuant to the exercise or conversion of derivative securities outstanding on the Effective Date;

(C)           shares of Common Stock issued pursuant to the exercise of options granted under a stock option plan approved by the stockholders and Board of Directors of the Company;

(D)           shares of Common Stock issued pursuant to a restricted stock purchase plan approved by the stockholders and Board of Directors of the Company (but only to the extent that, at the time of issuance, the aggregate number of then issued and outstanding shares of Common Stock granted pursuant to such plan (including the shares issued pursuant to such grant) plus the aggregate number of shares of Common Stock issuable upon the exercise of then outstanding options covered by Section 4(c)(ii)(C), shall not exceed 15% of the number of shares of Common Stock then actually issued and outstanding); and

(E)           shares of Common Stock issued or issuable (I) in a bona fide, firmly underwritten public offering under the Securities Act of 1933, as amended (the “Securities Act”), or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering.

(d)           Options, Warrants, etc.  In case the Company shall, at any time or from time to time on or after the Effective Date, issue or sell any options, warrants, rights, or other securities, including debt, convertible into or exercisable or exchangeable for Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (whether or not the right to exercise, convert, or exchange any such securities is immediately exercisable, but excluding (1) securities issued in transactions described in Section 4(b) and (2) options granted on or after the Effective Date pursuant to a stock option plan approved by the stockholders and Board of Directors of the Company, if such options would otherwise be included in this Section 4(d) (but only to the extent that, at the time of grant, the aggregate number of shares of Common Stock issuable upon exercise of the options covered by the grant and then outstanding options otherwise excluded hereby, plus the number of issued and outstanding shares granted pursuant to a restricted stock purchase plan described in Section 4(c)(ii)(D), shall not exceed 15% of the number of shares of Common Stock then actually issued and outstanding) for a consideration per share of Common Stock (the “Exchange Price”) initially payable and thereafter deliverable upon conversion, exercise or exchange of such securities (determined as provided in Section 4(h) below) less than the then current Exercise Price, then the Exercise Price shall be immediately reset to equal such lower Exchange Price.  If the provisions of any securities convertible into, or exercisable or exchangeable for, Common Stock or options, warrants or other rights to acquire Common Stock are amended after the Effective Date so as to reduce the applicable conversion price, exchange price or exercise price, such amendment shall be deemed to be a new issuance of such securities.

(e)           Notice of Adjustment.  Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall deliver to the Holder in accordance with Section 9 a certificate of the Company’s Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board of Directors determined the Fair Market Value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of this Warrant after giving effect to such adjustment.

 (f)           Current Market Value.  “Current Market Value” per share of Common Stock or any other security at any date means (i) if the security is not registered under the Securities Exchange Act of 1934 and/or traded on a national securities exchange, quotation system or bulletin board, as amended (the “Exchange Act”), (A) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm’s-length transaction between the Company and a Person that is not an affiliate of the Company, or between any two such Persons, and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (B) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an Independent Financial Expert or an agreed upon financial valuation model, or (ii) if the security is registered under the Exchange Act and/or traded on a national securities exchange, quotation system or bulletin board, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock or other security is traded for any period on the principal securities exchange or other securities market on which the Common Stock or other security is being traded during the period commencing thirty (30) days before such date and ending on the date one day prior to such date.  “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

(g)           “Fair Market Value” means the amount, reasonably determined by the Company’s Board of Directors, which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction, with no consideration given for accounting treatment, minority investment discounts, or discounts related to illiquidity or restrictions on transferability; provided, however, if requested by the Holder, the Company (at its sole expense) shall retain an Independent Financial Expert (chosen by the Company and reasonably acceptable to the Holder) to render an opinion as to Fair Market Value, in which case the determination of such Independent Financial Expert shall govern.  As used herein, “Independent Financial Expert” shall mean a nationally recognized investment banking firm which does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company or any of its subsidiaries, and which has not been, and, at the time it is called upon to give independent financial advice, does not provide any advice or opinions to the Company or any of its subsidiaries, except as an Independent Financial Expert.

(h)          Computations.  For purposes of any computation respecting consideration received pursuant to Sections 4(c) and (d) above, the following shall apply:

(i)           in the case of the issuance of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

(ii)         in the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof; and

(iii)        in the case of the issuance of securities convertible into or exchangeable for Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in Sections 4(h)(i) and (ii) above.

(i)           All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

(j)           In the event that at any time, as a result of an adjustment made pursuant to Section 4(a), the Holder thereafter shall become entitled to receive any securities of the Company, other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in Sections 4(a) to (i), inclusive.

(k)          Irrespective of any adjustments in the Exercise Price or the number or kind of securities purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of securities as were stated prior to such adjustment.

(l)           Upon the termination, cancellation, or expiration of all of the securities convertible into or exercisable or exchangeable for Common Stock referenced in Section 4(d), the Exercise Price then in effect hereunder shall forthwith be adjusted to the Exercise Price which would have been in effect at the time of such termination, cancellation, or expiration had such rights, warrants, or securities never been issued.

(m)         If an adjustment has been made under Section 4(d) upon the issuance of any securities convertible into or exercisable or exchangeable for Common Stock, then the subsequent issuance of Common Stock upon the actual exercise of such securities shall be excluded from the adjustment provisions hereof.

(n)          For so long as this Warrant shall be outstanding, the Company shall not issue any Additional Stock for no consideration.

5.           Fractional Shares.  In lieu of issuance of a fractional Share upon any exercise hereunder, the Company will issue an additional whole Share in lieu of that fractional share, calculated on the basis of the Exercise Price.

6.           Compliance with Securities Laws.

(a)          The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws

(b)           Legends.  Except as otherwise provided herein or in the Purchase Agreement, all such certificates representing the Shares shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

(c)           The Company agrees to reissue this Warrant or certificates representing any of the Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Company describing the manner and terms of such transfer.  Such proposed transfer will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act and the Holder has represented that the Shares have been or will be sold, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto.  The Company will respond to any such notice from a holder within three (3) business days.  In the case of any proposed transfer under this Section 6(c), the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company.  The restrictions on transfer contained in this Section 6(c) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant.

(d)           Accredited Investor Status.  In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

7.           Disposition of Warrant or Shares.  The Holder agrees that no public distribution of this Warrant or the Shares will be made in violation of the provisions of the Securities Act.  Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

8.           Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. In case of any capital reorganization or reclassification or other change of outstanding Common Stock (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification, conversion, cancellation or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a “Transaction”), the Company, or such successor or purchasing Person, as the case may be, shall execute and deliver to the Holder, at least five Business Days prior to effecting any Transaction, a certificate that the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of units or other securities (of the Company or another issuer, as the case may be) or property or cash receivable upon such Transaction by a holder of the number of Shares into which this Warrant could have been exercised immediately prior to such Transaction, provided that the Company shall structure such Transaction so that the Holder shall be entitled to sell this Warrant in the Transaction.  Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 4 hereof and shall contain other terms identical to the terms hereof.  If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes stock or other securities of a Person (other than the successor or purchasing Persons and other than the Company) which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Units, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically assume the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to the Holder upon exercise of this Warrant as provided above. The provisions of this Section 8 similarly shall apply to successive Transactions.

9.           Notice of Certain Transactions.  In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any capital reorganization, reclassification, consolidation or merger affecting the class of Common Stock, as a whole, (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or (e) a Financing, the Company shall, within the time limits specified below, send to the Holder a notice of such proposed action or offer.  Such notice shall be mailed to the Holder at its address as it appears in the Warrant Register (as defined in Section 2(d)), which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of this Warrant and the Exercise Price after giving effect to any adjustment pursuant to Section 4 which will be required as a result of such action.  Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or (b) above, at least ten (10) Business Days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least twenty (20) Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

9.           Notices.  Any notice herein required or permitted to be given shall be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to the applicable addresses set forth below (or to such other address as a party may designate by written notice in accordance with the provisions of this Section 9), and shall be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission if such notice or communication is delivered via fax on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on a business day, (c) the 1st business day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next business day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company:
Perpetual Technologies, Inc.
Shishan Industrial Park
Nanhai District, Foshan City, Guangdong Province, PRC
Attention: Mr. Ji Lie
Facsimile: _________________________

with a copy to:

Guzov Ofsink, LLC
600 Madison Avenue
New York, New York 10022
Attention: Darren Ofsink, Esq.
Facsimile: 212-688-7273

if to the Holder:                 to the Holder’s address as specified in the records of the Company

10.           Registration Rights.  The Holder shall be entitled to the registration rights as are contained in the Registration Rights Agreement of even date herewith, by and among the Company, the Investor and the Other Investors, the provisions of which are deemed incorporated herein by reference.  In furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list its Common Stock on any national securities exchange, the Company will, at its expense, simultaneously list on such exchange (and maintain such listing for so long as the Common Stock remains so listed) all of the Shares from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange and will so register (and will maintain such listing for so long as the such Other Securities (as hereinafter defined) remain so listed) any other securities (the “Other Securities”) which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to the Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Shares or such Other Securities if and at the time that any Other Securities shall be listed on such national securities exchange by the Company.

11.           Successors and Assigns.  This Warrant shall be binding on and shall inure to the benefit of the Holder and the Company and their respective heirs, executors, personal representatives, successors and assigns.

12.           Headings.  The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

13.           Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

14.           Modification and Waiver.  This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

15.           Specific Enforcement.  The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Holder and the Company shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

16.           Assignment.  This Warrant may be transferred or assigned only in whole, if prior to the Effective Date, or in whole or in part, if on or after the Effective Date, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant, as Exhibit B hereto, and, upon the Company’s receipt hereof, and in any event, within five (5) business days thereafter, the Company shall issue in the name or names specified by the Holder and, in the event of a partial transfer, in the name of the Holder, a new Warrant or Warrants evidencing the right to purchase such number of Shares as shall be equal to the number of Shares then purchasable hereunder.

17.           Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise); provided, however, that upon a holder of this Warrant providing the Company with sixty-one (61) days notice (pursuant to Section 9 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 17 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 17 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which the Holder may receive or beneficially own in order to determine the amount of securities or other consideration that the Holder may receive in the event of a merger or other business combination or reclassification involving the Company.

18.           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

19.           Stock Fully Paid. The Company covenants and agrees that all Shares will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges created by or through the Issuer.  The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of this Warrant in full, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of this Warrant in full.

20. Reservation.   If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Company will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified.  If the Company shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued Shares which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed.  The Company will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Company.

(c)           Covenants.  The Company shall not by any action including, without limitation, amending the Ceritifcate of Incorporation or the by-laws of the Company, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment.  Without limiting the generality of the foregoing, the Company will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Articles of Incorporation or by-laws of the Company in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Company to perform its obligations under this Warrant.

(signature page immediately follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

PERPETUAL TECHNOLOGIES, INC.

Date: February 12, 2010	By:
Name: Jie Li
Title: Chief Executive Officer

Exhibit C
To
Note Purchase Agreement

MANAGEMENT SHAREHOLDERS

Name and Address	Number of Shares of Perpetual Technologies, Inc. Common Stock Being Pledged
Bestyield Group Limited	21,765,306
Proudlead Limited	21,765,306

Exhibit D
To
Note Purchase Agreement

FORM OF NON-RECOURSE GUARANTY

This NON-RECOURSE GUARANTY is made as of the 12th day of February, 2010, by each of the persons set forth on Schedule A attached hereto (each a “Guarantor”) for the benefit of the purchasers set forth on Schedule B attached hereto (the “Purchasers”).

WITNESSETH:

WHEREAS, on February 12, 2010, each of the Purchasers entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Perpetual Technologies Inc. (the “Company”), pursuant to which the Purchasers are purchasing from the Company certain convertible promissory notes (the “Notes”) and certain warrants (“Warrants”);

WHEREAS, the Company has entered into a reverse merger agreement (the “Reverse Merger Agreement”) pursuant to which the Company acquired control of a British Virgin Islands company (the “BVI Company”), the owner of all of the outstanding  capital stock of  Technic International, Inc., a Hong Kong company (“Technic”), and the owner of all of the outstanding equity interests of Foshan SLP Special Materials Company (“Foshan”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”) (the “Reverse Merger Transaction”) and therefore Technic and Foshan became wholly-owned subsidiaries of the Company;

WHEREAS, each Guarantor is a stockholder of the Company, and will derive direct and indirect economic benefits from the transactions contemplated under the Note Purchase Agreement;

WHEREAS, in order to induce the Purchasers to enter into the Note Purchase Agreement and purchase the Notes from the Company, and as a condition thereto and in consideration of the benefits which will accrue to the Guarantors as a result thereof, each Guarantor desires to guarantee the Company’s obligations under the Notes;

WHEREAS, concurrently herewith, the Guarantors are entering into a stock pledge agreement pursuant to which the Guarantors are pledging their shares of Company capital stock (“Guarantor Shares”) as security for their obligations hereunder (the “Stock Pledge Agreement”); and

WHEREAS, unless otherwise defined herein, defined terms shall have the respective meanings set forth in the Note Purchase Agreement;

NOW, THEREFORE, the Guarantors, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1.              Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees to each of the Purchasers pari passu the due and punctual payment and performance in full of all obligations and liabilities of the Company to each Purchaser under the Notes (collectively, the “Obligations”).

2.              This Guaranty is irrevocable, continuing, indivisible and unconditional and shall remain in full force and effect regardless of, and shall not discharged, terminated, impaired, affected or modified in any manner by reason of (a) any subordination, amendment, modification, extension, renewal, assignment or transfer of the Notes or any other Transaction Document; (b) the assertion or exercise by any Purchaser, or the failure of any Purchaser to assert or exercise, any right, remedy, power or privilege under or in respect of this Guaranty, the Note Purchase Agreement, the Notes, any other Transaction Document, or the Obligations, or any waiver of any such right, remedy, power or privilege; (c) the existence or continuance, or discontinuance, of the Company as a legal entity; (d) the bankruptcy, insolvency, receivership, reorganization, arrangement, readjustment, composition, liquidation or the like, of a Guarantor, a Purchaser, or the Company, or the making by the Company, a Purchaser or a Guarantor of an assignment for the benefit of creditors; (e) the acceptance, alteration, release or substitution by Purchaser of any security for the Obligations, whether provided by the Company, Guarantor or any other person, (f) any waiver, consent, extension, indulgence or other action or inaction in respect of this Guaranty, any other Transaction Document, or the Obligations; (g) any lack of validity or enforceability of the Notes or any other Transaction Document or any other agreement or instrument governing or evidencing any Obligations; (h) the death or incompetency of a Guarantor, or the termination or modification of a Guarantor’s relationship with the Company; or (i) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety, accommodation co-obligor, or guarantor, whether or not such Guarantor shall have notice or knowledge of each or any of the foregoing.  This Guaranty is and shall be a direct and primary obligation of each Guarantor, and may be enforced by any Purchaser without prior resort to the Company or the exhaustion of any rights or remedies that any Purchaser may have against the Company.

3.              Notwithstanding anything to the contrary herein, each Guarantor’s obligations under this Guaranty are non-recourse to each Guarantor and are limited only to the collateral pledged by such Guarantor under the Stock Pledge Agreement and any payments or amounts realized, recovered or otherwise received by in respect of the recovery of or realization on any such collateral.

4.              Guarantor hereby expressly waives the following: (a) acceptance and notice of acceptance of this Guaranty by any Purchaser; (b) notice of extension of time of the payment, performance and compliance with, or the renewal or alteration of the terms and conditions of, any Obligations; (c) notice of any demand for payment, notice of default or nonpayment as to any Obligations; (d) all other notices to which the Guarantor might otherwise be entitled in connection with this Guaranty or the Obligations; (e) trial by jury and the right thereto in any action or proceeding of any kind or nature, arising on, under or by reason of, or relating in any way to, this Guaranty or the Obligations; and (f) any and all defenses, claims, setoffs and discharges of the Company, or any other obligor, pertaining to the Obligations, except the defense of discharge by payment in full.

5.              Guarantor has not and will not set up or claim any counterclaim, set-off or other objection of any kind to any suit, action or proceeding at law, in equity, or otherwise, that may be instituted or made under and by virtue of this Guaranty.  All remedies of the Purchasers by reason of or under this Guaranty are separate and cumulative remedies, and it is agreed that no one of such remedies shall be deemed in exclusion of any other remedies available to the Purchasers.

6.              Guarantor represents and warrants that the Guarantor has full power and authority to execute, deliver and perform this Guaranty, and that neither the execution, delivery nor performance of this Guaranty will violate any law or regulation, or any order or decree of any court or governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any agreement or other instrument to which Guarantor is a party or by which Guarantor may be bound, or will result in the creation or imposition of any lien, claim or encumbrance upon any property of Guarantor.

7.              This Guaranty may not be changed or terminated orally.  No modification or waiver of any provision of this Guaranty shall be effective unless such modification or waiver shall be in writing and signed by the Purchasers, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing.  No course of dealing between Guarantor and any Purchaser in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

8.              This Guaranty shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to such jurisdiction’s principles of conflict of laws, except to the extent that the validity or the perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of New York.

9.              This Guaranty shall be binding upon Guarantors and their respective heirs, executors, administrators, legal representatives, successors and assigns, and shall insure to the benefit of the Purchasers and their respective heirs, executors, administrators, legal representatives, successors and assigns.

10.             Each Guarantor hereby waives all rights that such Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Company or from any property of the Company any sums paid under this Guaranty or the Stock Pledge Agreement.

11.             Each Guarantor will pay or reimburse the Purchasers for all costs, expenses and reasonable attorneys’ fees paid or incurred by the Purchasers in endeavoring to collect and enforce the Obligations and in enforcing this Guaranty.

12.             If any payment applied by the Purchasers to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or any other obligor), the Obligations to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made.

13.             This Guaranty shall be effective upon delivery to the Purchasers, without further act, condition or acceptance by the Purchasers.  Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable.  This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantors and the Purchasers.  This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York.  Each Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation in connection with this Guaranty may be venued in the state or federal courts located in the State of New York; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14.             This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Guaranty may be executed and delivered by facsimile copies showing the signatures of the Guarantors, and those signatures need not be affixed to the same copy.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[signatures follow on next page]

IN WITNESS WHEREOF, each Guarantor has executed this Non-Recourse Guaranty as of the 12th day of February, 2010.

Bestyield Group Limited

By:
Name: Jie Li
Title: Director

Proudlead Limited

By:
Name: Wawai Law
Title: Director

Exhibit E
To
Note Purchase Agreement

FORM OF STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into effective as of the 12th day of February, 2010, by and among the stockholders of Perpetual Technologies, Inc., a Delaware corporation (the “Company”) listed on Schedule 1 attached hereto (each, a “Pledgor” and collectively, the “Pledgors”), the investors to that certain Note Purchase Agreement, dated as of February 12, 2010, (the “Purchase Agreement”) listed on Schedule 2 attached hereto (collectively, the “Secured Parties”), and The Law Offices of Louis E. Taubman, PC, a member of Leser, Hunter, Taubman & Taubman as collateral agent for the Secured Parties (“Collateral Agent”).

BACKGROUND

A.           Pursuant to that certain Note Purchase Agreement, dated as of February 12, 2010, among the Company and the Secured Parties (the “Purchase Agreement”), the Company is selling, and the Secured Parties are purchasing, Secured Convertible Promissory Notes of the Company (the “Notes”) and five year warrants (“Warrants”) to purchase shares of the Company’s common stock (“Common Stock”).

B.            Each Pledgor owns the number of shares of Common Stock forth opposite the name of such Pledgor on Schedule 2 (collectively, the “Shares”), and will derive direct and indirect economic benefits from the transactions contemplated under the Purchase Agreement.

C.           In order to induce the Secured Parties to enter into the Purchase Agreement and purchase the Notes from the Company, and as a condition thereto and in consideration of the benefits which will accrue to the Pledgors as a result thereof, each Pledgor has guaranteed the Company’s obligations under the Notes pursuant to a Non-Recourse Guaranty, dated the date hereof, in favor of the Secured Parties (the “Guaranty”).

D.    In order to secure the timely payment and performance of all of the Pledgor’s obligations and liabilities under the Guaranty, including without limitation all fees, costs, and expenses in connection with any collection actions related thereto (collectively, the “Obligations”), each of the Pledgors desires to grant the Secured Parties a perfected and continuing security interest in such Pledgor’s Shares.

E.           The continuing Security Interest, as hereinafter defined, in the Shares shall be evidenced by this Agreement.  Capitalized terms used but not defined in this Agreement have the meanings set forth in the Purchase Agreement.

F.           The Secured Parties have appointed the Collateral Agent as representative of and agent for the Secured Parties for purposes of possession of the Shares pledged hereunder.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.           Recitals.  The parties hereto acknowledge that the aforementioned recitals are true and correct and agree that such recitals, together with the definitions set forth therein and in the preamble to this Agreement, are hereby incorporated into this Agreement by this reference.

2.           Additional Shares.  All references to the Shares shall be appropriately adjusted to reflect any stock split, distribution, recapitalization or other similar arrangement affecting the Shares after the date of this Agreement.  In the event that a Pledgor receives, or becomes entitled to, any property (whether real or personal, tangible or intangible) in connection with, related to, or in exchange for his Shares in any way, then any such property shall be considered Shares under this Agreement.

3.           Creation of Security Interest.  Each Pledgor hereby affirms, acknowledges, ratifies, grants and assigns in favor of the Secured Parties a first, prior and sole lien and security interest (the "Security Interest") in his Shares, in all accessions, substitutions, replacements and proceeds thereof, including, without limitation, whether by law, merger, exchange or otherwise, and in all certificates or other instruments evidencing the same, to secure the Obligations.

4.            Perfection of Security Interest.  The Security Interest in the Shares shall be perfected by the Secured Parties, or the Collateral Agent, as agent for the Secured Parties, taking possession of the certificates representing the Shares (the “Certificates”).  Simultaneously with the execution of this Agreement, each Pledgor is delivering to the Collateral Agent the Certificates evidencing his Shares, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Parties.

5.           Proxy.  Each Pledgor hereby irrevocably constitutes and appoints each Secured Party and the Collateral Agent, as agent for the Secured Parties, whether or not the Shares have been transferred into the name of the Secured Parties, as such Pledgor's proxy and attorney-in-fact with respect to his Shares, with full power to (a) attend meetings of the holders of the Common Stock held after the date of this Agreement, and to vote the Shares at those meetings in such manner as such attorney-in-fact shall, in its sole and absolute discretion, deem appropriate, (b) consent or withhold consent, in the sole and absolute discretion of such attorney-in-fact, to any action for which consent of the shareholders of the Company is or may be necessary or appropriate, and (c) do all things and exercise all rights, powers, privileges  and remedies to which an owner of the Shares would be entitled, giving and granting unto such attorney-in-fact full power of substitution and revocation.  Notwithstanding the provisions contained in the preceding sentence (hereinafter referred to as the "Proxy Rights"), neither the Collateral Agent, nor the Secured Parties, nor any of them, shall have the right to perform, exercise, take or assert any of the Proxy Rights unless and until there shall have occurred an Event of Default (as that term is defined below).  Except upon the occurrence and during the continuation of an Event of Default, each Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Shares or any part thereof for any purpose.  Each Pledgor hereby revokes all proxies heretofore given and agrees not to grant any proxy to any person or persons with respect to his Shares other than as granted herein for so long as this Agreement is in force.  The appointment of the Secured Parties and the Collateral Agent as proxy and attorney-in-fact is coupled with an interest and shall be irrevocable until all of the Obligations have been satisfied.  The Proxy Rights shall be effective, automatically and without the necessity of any action (including any transfer of any Shares on the record books of the Company) by any person (including the Company or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default.  Notwithstanding the foregoing, neither the Collateral Agent nor any Secured Party shall have any duty to exercise any Proxy Right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

6.           Ordinary Care by the Secured Parties.  The Secured Parties and/or the Collateral Agent shall use ordinary care in the custody and preservation of the Shares in their possession.

7.           Event of Default.  An event of default shall occur upon the happening of any of the following (each, an “Event of Default”):

(a)           A breach of the Guaranty or this Agreement by a Pledgor  which, if capable of being cured, is not cured within five (5) Business Days after written notice thereof to such Pledgor;

(b)           An Event of Default under the Notes; or

(c)           The transfer or encumbrance, by any means, of any of the Shares or any interest in the Shares other than in favor of the Secured Parties.

8.           Remedies.  Upon the occurrence and during the continuation of an Event of Default, each Secured Party (or the Collateral Agent acting on their behalf) shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Shares, and shall also be entitled, without limitation, to:

(a)           at their option, without notice to or demand upon any Pledgor, transfer and register the Shares in the Secured Parties’ own names (or in the names of their respective nominees), on a pro rata or any other basis agreed to by the Secured Parties, and to exchange certificates or instruments representing or evidencing Shares for certificates or instruments of smaller or larger denominations;

(b)           exercise all the rights and remedies of a secured party under the Uniform Commercial Code ("UCC") in effect in the State of Delaware at the time, including the right to sell the Shares at public or private sale as provided by and in accordance with the UCC;

(c)           to instruct the Collateral Agent to deliver the Certificates to the Secured Parties, to collect, receive and retain all sums owing the Secured Parties on the Shares and endorse or execute for such purpose in the name of the Secured Parties any instrument of payment or release received with respect thereto, such endorsement and execution to be effective as that of the Pledgors for all purposes, and to collect, receive and retain all dividends and other distributions made on the Shares; and

(d)           vote any or all of the Shares (whether or not transferred into the name of the Secured Parties) and give all consents, waivers and ratifications in respect of the Shares and otherwise act with respect thereto as though it were the outright owner thereof.

9.           Covenants of each Pledgor.  During the term of this Agreement:

(a)           No Pledgor shall sell, assign, transfer, hypothecate, or otherwise dispose of, grant an option or other right with respect to, or mortgage, pledge or otherwise encumber his Shares or any interest therein, or contract to do any of the foregoing.

(b)           No Pledgor shall take any action with respect to his Shares that is inconsistent with the provisions or purpose of this Agreement or that would adversely affect the rights of Secured Parties or the Collateral Agent under this Agreement.  Without limiting the foregoing, (i) each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default he will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of any or all of the Shares or the possession thereof by any purchaser at any sale hereunder, and such Pledgor waives the benefit of all such laws to the extent he lawfully may do so, and (ii) each Pledgor agrees that he will not interfere with any right, power and remedy of the Collateral Agent or the Secured Parties provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent or the Secured Parties of any one or more of such rights, powers or remedies.

(c)           Each Pledgor will, at his expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Secured Parties or the Collateral Agent from time to time may reasonably request in order to ensure to the Secured Parties the benefit of the Security Interest in and to the Shares intended to be created by this Agreement, including the filing of any necessary financing statements, which may be filed by the Collateral Agent or any Secured Party with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with the Secured Parties and the Collateral Agent, at such Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with the Security Interest or any sale or transfer of the Shares.

(d)           Each Pledgor will defend the title to his Shares and the Security Interest of the Secured Parties in his Shares against the claim of any person or entity, and will maintain and preserve such Security Interest.

10.          Collateral Agent.  The rights of the Secured Parties in the Shares may be exercised by the Collateral Agent as agent for Secured Parties.  In such capacity, from time to time and at any time, Collateral Agent may in the Collateral Agent’s sole discretion take any and all actions, exercise any and all rights and remedies, give any and all waivers and forbearances, and make any and all determinations and elections that the Secured Parties are entitled to exercise under this Agreement and the Notes.  Each Pledgor will be entitled to rely solely on the actions of Collateral Agent as binding all Secured Parties.

11.          Termination of this Security Interest and Agreement.  This Agreement and the Security Interest created hereby shall terminate immediately on the satisfaction of all of the Obligations (the “Termination Date”), and the Collateral Agent shall then immediately thereafter return to the Pledgors all certificates, and related stock powers, with respect to the Shares directly or indirectly in its possession or control.

12.          Equitable Relief.  Each Pledgor agrees that a breach of any of its covenants contained in this Agreement will cause irreparable injury to the Secured Parties, that the Secured Parties shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant of such Pledgor contained in this Agreement shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such Obligations.

13.          Pledgor’s Obligations Not Affected.  The obligations of each Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by (a) any subordination, amendment, extension, renewal, or modification of, or addition or supplement to, the Purchase Agreement, the Notes, the Guaranty, any other Transaction Document, or the Obligations, or any assignment or transfer of any thereof; (b) any exercise or non-exercise by the Secured Parties of any right, remedy, power or privilege under or in respect of this Agreement, the Purchase Agreement, the Notes, the Guaranty, any other Transaction Document, or the Obligations, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Purchase Agreement, the Guaranty, the Obligations, or the Notes or the other Transaction Documents; (d) any lack of validity or enforceability of the Notes, the Purchase Agreement, any other Transaction Document or any other agreement or instrument governing or evidencing any Obligations, (e) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of a Pledgor, a Secured Party, or the Company, or the making by the Company, a Secured Party or a Pledgor of an assignment for the benefit of creditors, (f) the existence or continuance, or discontinuance, of the Company as a legal entity; (g) the death or incompetency of a Pledgor, or the termination of modification of a Pledgor’s relationship with the Company; or (h) the acceptance, alteration, release or substitution by a Secured Party (or the Collateral Agent) of any security for the Obligations, whether provided by the Company, Guarantor or any other person, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

14.          Miscellaneous Provisions.

(a)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.  The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of New York and County of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.  Each party hereto irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum.  Each party further agrees that service of process mailed by the first class mail in accordance with paragraph (l) below  shall be deemed in every respect effective service of process in any suit or proceeding arising hereunder.  Nothing herein shall affect the right of a party hereto to serve process in any other manner permitted by law.  The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The parties hereto irrevocably waive any right to a trial by jury under applicable law.

(b)           Effect of Invalidity of Particular Provisions.  The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

(c)           Cumulative Rights, Powers and Remedies.  The rights, powers and remedies given to the Secured Parties (and the Collateral Agent as agent for the Secured Parties) by this Agreement shall be in addition to all rights, powers and remedies given the Secured Parties by virtue of any statute or rule of law.

(d)           Waiver.  Any forbearance, failure, or delay by the Secured Parties in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy, under this Agreement shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Collateral Agent or the Secured Parties.

(e)           Binding Effect; Assignment.  This Agreement shall be binding upon the heirs, executors, personal representatives, and successors of the Pledgors and shall inure to the benefit of the Secured Parties, all future holders of the Notes (or any note or other instrument issued in substitution or replacement thereof), and their respective heirs, executors, and personal representatives, successors and assigns.  The Pledgees may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

(f)            Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement, and supersedes all agreements, representations, warranties, statements, promises and understandings with respect to such subject matter.  No party hereto has in any way relied, nor shall in any way rely, upon any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein.

(g)           Amendments.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Pledgors and the Secured Parties (or the Collateral Agent acting on their behalf).

(h)           Headings.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(i)            Further Assurances.  The parties hereto agree that they shall sign such additional and supplemental documents to implement the transactions contemplated pursuant to this Agreement when requested to do so by any party to this Agreement.

(j)            Counterparts and Execution.  This Agreement may be executed in counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k)           Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against a Pledgor for liquidation or reorganization, should a Pledgor become insolvent or make an assignment for the benefit of any creditor or creditors, or should a receiver or trustee be appointed for all or any significant part of a Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(l)            Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to, in the case of any Pledgor, the address of such Pledgor set forth on such Pledgor’s signature page hereto and, in the case of the Collateral Agent, The Law Offices of Louis E. Taubman, PC, a member of Leser, Hunter, Taubman & Taubman17 State Street, Floor 20, New York NY 10004 (or to such other address as a party may designate by written notice in accordance with the provisions of this Section), and will be deemed given and effective on the earliest of (i) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a Business Day, (ii) the next Business Day after the date of transmission if such notice or communication is delivered via fax on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on a Business Day, (iii) the 1st Business Day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given.

15.           Representations, Warranties and Covenants of Pledgor.  Each Pledgor represents, warrants and covenants to the Secured Parties as follows:

(a)           Pledgor is the record and beneficial owner of, and has good and marketable title to, his Shares pledged hereunder, free of any and all liens, charges, encumbrances and security interests of every kind and nature;

(b)           Pledgor has good right and legal authority to pledge the Shares owned by such Pledgor in the manner hereby done or contemplated;

(c)           No authorization, approval, or other action by, and no notice to or filing with, any third party, governmental authority or regulatory body is required for the validity of the pledge by Pledgor of his Shares pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor;

(d)           This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against the Pledgor in accordance with its terms, and the pledge and security interest effected hereby is effective to vest in the Secured Parties their rights in the Shares as set forth herein;

(e)           There are no existing purchase agreements, warrants, options, or other rights, agreements, arrangements or commitments of any character (whether or not exercisable), or obligations (whether formal or informal, written or oral, firm or contingent) or restrictions of any nature (other than restrictions on transferability under federal securities laws), relating to his Shares;

(f)           Such Pledgor is not a party to any agreement, arrangement or understanding, written or oral, creating rights in respect of any his Shares in any person or entity or relating to the voting of his Shares; and

(g)          Such Pledgor’s Shares represent the Pledgor’s entire ownership interest in the Company.

All representations, warranties and covenants made by each Pledgor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the Termination Date.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PLEDGORS:
See attached Signature Pages

SECURED PARTIES
See attached Signature Pages

COLLATERAL AGENT:

By:
Name:
Title:

 PURCHASER SIGNATURE PAGE TO  STOCK PLEDGE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Stock Pledge Agreement as of the date first written above.

NAME OF INVESTING ENTITY

By:
Name:
Title:

PLEDGOR SIGNATURE PAGE TO  STOCK PLEDGE  AGREEMENT

1. Date: February 12, 2010

2.   The Pledgor signing below represents that:

(a)	the Pledgor’s representations and warranties contained in this Agreement are complete and accurate and may be relied upon by the Secured Parties and the Collateral Agent;

(b)	the Pledgor will notify the Collateral Agent immediately of any change in any of such representations and warranties, as well as any change to the information contained in this signature page;

(c)
the Pledgor hereby accepts and adopts the provisions of this Agreement and agrees to be bound thereby; and the Pledgor hereby assumes and agrees to satisfy and discharge, as applicable, any and all obligations applicable to the Pledgor under the Agreement;

(d)
the Pledgor has delivered the Certificates evidencing his Shares, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Parties Shares to the Collateral Agent; and

(d)	the Pledgor agrees to execute such further and other assurances and to do such other acts as may reasonably be required to implement the intentions of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 12th day of February, 2010.

Name and Address of Pledgor:	Bestyield Group Limited

Signature of Pledgor:

Bestyield Group Limited

By:
Ji Lie

PLEDGOR SIGNATURE PAGE TO  STOCK PLEDGE  AGREEMENT

1. Date: February 12, 2010

2.   The Pledgor signing below represents that:

(a)	the Pledgor’s representations and warranties contained in this Agreement are complete and accurate and may be relied upon by the Secured Parties and the Collateral Agent;

(b)	the Pledgor will notify the Collateral Agent immediately of any change in any of such representations and warranties, as well as any change to the information contained in this signature page;

(c)
the Pledgor hereby accepts and adopts the provisions of this Agreement and agrees to be bound thereby; and the Pledgor hereby assumes and agrees to satisfy and discharge, as applicable, any and all obligations applicable to the Pledgor under the Agreement;

(d)
the Pledgor has delivered the Certificates evidencing his Shares, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Parties Shares to the Collateral Agent; and

(d)	the Pledgor agrees to execute such further and other assurances and to do such other acts as may reasonably be required to implement the intentions of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 12th day of February, 2010.

Name and Address of Pledgor:

Proudlead Limited

Signature of Pledgor:

Proudlead Limited

By:

Schedule 1

Name of Pledgor	Number of Shares Pledged
Bestyield Group Limited	21,765,306
Proudlead Limited	21,765,306

Exhibit G
To
Note Purchase Agreement

VOTING AGREEMENT

VOTING AGREEMENT, dated as of February 12, 2010 (this "Agreement"), by and among Perpetual Technologies, Inc., a Delaware corporation (the "Company"), the stockholders listed on the signature pages hereto under the heading "Stockholders" (each a "Stockholder" and collectively, the "Stockholders"), and the Investors (as defined below).

WHEREAS, the Company and investors (each, an "Investor", and collectively, the "Investors") have entered into a Note Purchase Agreement, dated February 12, 2010  (the "Note Purchase Agreement"), pursuant to which, among other things, the Company has agreed to issue and sell to the Investors and the Investors have agreed to purchase certain promissory notes in the aggregate principal amount of $4,000,000 (the “Notes”) and five year warrants (“Warrants”) to purchase shares of the Company’s  Common Stock  (“Common Stock”).

WHEREAS, the Stockholders own and have the power and authority to vote an aggregate of [_________] shares of Common Stock, which represent in the aggregate a majority of the issued and outstanding capital stock of the Company entitled to vote; and

WHEREAS, in order to induce the Investors to enter into the Note Purchase Agreement and to consummate the transactions contemplated thereby, and as a condition thereto, each Stockholder desires to enter into this Agreement with respect to all the shares of Common Stock and any other shares of capital stock of the Company which carry voting rights, now owned and which may hereafter be acquired by the Stockholder (including without limitation, via stock splits, stock dividends), and any other securities of the Company which such Stockholder is currently entitled to vote, or after the date hereof, becomes entitled to vote, at any meeting of stockholders of the Company (collectively, the "Shares").

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows (unless otherwise defined herein capitalized terms shall have the respective meanings set forth in the Note Purchase Agreement):

ARTICLE I

VOTING AGREEMENT OF THE STOCKHOLDERS

SECTION 1.01.      Voting Agreement.  Each Stockholder hereby agrees to take all such action as may be necessary or appropriate to elect one representative to the Board of Directors of each of the Company, BVI Company, Technic and Foshan as shall be designated by the Majority in Interest (as defined below) (the “Noteholder Designee”), and to maintain such Noteholder Designee as a director of each such company until time as the Notes are no longer outstanding.   Without limiting the foregoing, each Stockholder agrees that at any meeting of the stockholders of the Company for the election of directors, however called, and in any action by written consent of the Company's stockholders, such Stockholder shall vote his Shares:  (a) to elect the Noteholder Designee as a director of the Company, and (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Note Purchase Agreement or any other Transaction Document (as defined in the Note Purchase Agreement) or, except as provided in Section 1.02 hereof, which could result in the removal of the Noteholder Designee prior to the time the Notes are no longer outstanding.  Each Stockholder acknowledges receipt and review of a copy of the Note Purchase Agreement and the other Transaction Documents.  The Majority in Interest designates Chris Bickel as the initial Noteholder Designee.

SECTION 1.02.      The Noteholder Designee shall be elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting of stockholders) and shall serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.  The Stockholders shall vote all of their Shares to cause the Noteholder Designee to be removed from his or her position as a director during his or her term of office, when, and only when, such removal is requested by Note holders holding Notes evidencing at least 51% of the principal amount of the Notes then outstanding (the “Majority in Interest”).  In the event of any vacancy in the board seat to be filled by the Noteholder Designee, the Company agrees to promptly nominate, and the Stockholders agree to promptly vote their Shares, to elect such person as has been designated to fill such position in the manner set forth in this Article 1.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder hereby represents and warrants, severally but not jointly, to each of the Investors as follows:

SECTION 2.01.     Authority Relative to This Agreement.  Each Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform his or its obligations hereunder, and to consummate the transactions contemplated hereby.  Each Stockholder has taken whatever steps necessary, including without limitation, moving the Shares from a margin account to a cash account and/or delivering any voting instructions or legal proxy to any necessary broker or agent, to ensure that such Stockholder has the necessary power and authority to vote all of his Shares or has properly empowered such broker or agent to vote in accordance herewith.  This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

SECTION 2.02.      No Conflict.  (a)  The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to any Stockholder or by which such Stockholder’s Shares are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such Stockholder’s Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or his Shares are bound.

(b)           The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by such Stockholder.

SECTION 2.03.      Title to the Stock.  As of the date hereof, such Stockholder is the owner of the number and kind of shares of Shares set forth opposite its name on Appendix A attached hereto, and is entitled to vote such Shares, without restriction, on all matters brought before holders of capital stock of the Company.  Such Shares are all the securities of the Company owned, either of record or beneficially, by such Stockholder, and are owned by such Stockholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever.  Such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to such Stockholder’s Shares.

ARTICLE III

COVENANTS

SECTION 3.01.      No Disposition or Encumbrance of Stock.  Each Stockholder hereby covenants and agrees that, for so long as the Notes are outstanding, such Stockholder shall not offer or sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on such Stockholder's voting rights, charge or other encumbrance of any nature whatsoever ("Encumbrance") with respect to his Shares, or directly or indirectly initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing.

SECTION 3.02.      Company Cooperation.  The Company hereby covenants and agrees that it will not, and each Stockholder irrevocably and unconditionally acknowledges and agrees that the Company will not (and waives any rights against the Company in relation thereto), recognize any Encumbrance or agreement on any of the Shares.  The Company shall take no actions to contravene the purpose of this Agreement.

SECTION 3.03.      Notices.  The Company shall provide the Investors and the Stockholders with reasonable prior written notice, such that the Noteholder Designee can be included in the intended mailing, of any intended mailing of notice to stockholders for a meeting at which directors are to be elected, and the Majority in Interest shall notify the Company in writing, prior to such mailing, of the person designated by them as the Noteholder Designee.  If the Majority in Interest fails to provide notice to the Company as provided above, the existing member of the Board serving as the Noteholder Designee shall be deemed to be the Noteholder Designee for reelection to the Board of Directors.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01.      Further Assurances.  Each Stockholder will execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

SECTION 4.02.      Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof, and that any Investor (without being joined by any other Investor) shall be entitled to specific performance of the terms hereof (without the need to post any bond or other security or prove special damages), in addition to any other remedy at law or in equity.  Any Investor shall be entitled to its attorneys' fees reasonably incurred in any action brought to enforce this Agreement in which it is the prevailing party.

SECTION 4.03.      Entire Agreement.  This Agreement constitutes the entire agreement among the Company and the Stockholders (other than the Note Purchase Agreement and the other Transaction Documents) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Stockholders with respect to the subject matter hereof.

SECTION 4.04.      Amendment.  This Agreement may not be amended except by an instrument in writing signed by all the parties hereto.

SECTION 4.05.      Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

SECTION 4.06.      Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

SECTION 4.07.      No Revocation.  The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 4.04 hereof.  Nothing in this Section 4.07 shall be construed as limiting the provisions of Section 4.08 hereof.

SECTION 4.08.      Termination.  This Agreement shall terminate immediately upon the earlier of the consummation of a Qualified Financing (as defined in the Note Purchase Agreement), such time as the Notes are paid in full, or upon the consent of all of the Investors.

SECTION 4.09.      Counterparts; Facsimile Execution.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Agreement may be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

SECTION 4.10.      Binding Effect; Assignment.  This Agreement shall be binding upon the heirs, executors, personal representatives, and successors of the Stockholders and shall inure to the benefit of the Investors, all future holders of the Notes (or any note or other instrument issued in substitution or replacement thereof), and their respective heirs, executors, and personal representatives, successors and assigns.

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, each Stockholder and the Company has duly executed this Agreement.

THE COMPANY:

PERPETUAL TECHNOLOGIES INC.

By:
Name: Jie Li
Title: Chief Executive Officer
Dated: February 12, 2010
Address:

Name of Stockholders

By:
Name:
Title:
Dated: February 12, 2010
Address:

Names of Investors

By:
Name:
Title:
Dated: February 12, 2010
Address:

APPENDIX A

Stockholder	Common Stock Owned
Bestyield Group Limited	21,765,305

Proudlead Limited	21,765,305

Exhibit H
To
Note Purchase Agreement

FORM OF ESCROW AGREEMENT

This Escrow Agreement, dated as of, February 12, 2010 (this “Agreement”), is entered into by and between Perpetual Technologies,  Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), with its principal offices located at  1981 Murray Holladay Road, Suite 100, Salt Lake City, UT 84117 and LongBoard Capital Advisors (the “Lead Investor”).  The Company is sometimes referred to herein as the Escrowing Party.

WITNESSETH:

WHEREAS, the Company, through Primary Capital, LLC (the “Placement Agent”), proposes to make a private offering pursuant to Regulation S and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Offering” and the “Act,” respectively) of $3,500,000 (the “Minimum Investment”) in secured convertible promissory notes due February 2011 (the “Notes”) on a “best efforts” basis pursuant to a Note Purchase Agreement (the “Purchase Agreement”) among the Company and the investors that will be a party thereto (the “Investors”); and

WHEREAS, the Company and the Investors desire to deposit monies received from Investors pending one or more closings under the Purchase Agreement (the “Escrowed Funds”) with the Interwest Transfer Company, to be held in escrow until joint written instructions are received by the Interwest Transfer Company from the Company and the Placement Agent, from time to time, at which time the Escrow Agent will disburse the Escrowed Funds in accordance with the instructions (each a “Closing”); and

WHEREAS, Escrow Agent is willing to hold the Escrowed Funds in escrow in subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1.   Appointment of Interwest Transfer Company.  The Company Agent hereby appoints Interwest Transfer Company as escrow agent in accordance with the terms and conditions set forth herein and the Interwest Transfer Company hereby accepts such appointment.

2.   Delivery of the Escrowed Funds.

2.1           The Company will direct Investors to deliver the Escrowed Funds to the Escrow Agent, addressed to the following account of the Escrow Agent (the “Escrow Account”):

Domestic Wires
Account Name: Interwest Transfer Co, Inc Escrow Agent F/B/O Perpetual
  Technologies, Inc.
Bank:  First Utah Bank, 3826 South 2300 East
  Salt Lake City Utah 84109
Account No.: 11026069
ABA No: 124302613

International Wires
SWIFT No. : zfnbus55
Beneficiary Bank: Zions Bank
102 South Main Street
Salt Lake City Utah 84101
For Credit to First Utah Bank Account # 086236379
3826 South 2300 East
Salt Lake City Utah 84109
ABA No: 124302613
Account Name: For Further Credit to Interwest Transfer Co, Inc Escrow Agent
   F/B/O Perpetual Technologies, Inc.
Account No.: 11026069

2.2           (a) All Investors’ checks shall be made payable to “Interwest Transfer Company, Inc.”  and shall be delivered to the Escrow Agent at the address set forth on Exhibit A hereto and shall be accompanied by a written account of subscription in the form attached hereto as Exhibit B (the “Subscription Information”) The Escrow Agent shall, upon receipt of Escrowed Funds deposit  such funds into the Escrow Account.

2.3           Any checks which are received by Interwest Transfer Company that are made payable to a party other than the Interwest Transfer Company shall be returned directly to the Company together with any documents delivered therewith. Simultaneously with each deposit, the Company shall provide the Escrow Agent with the Subscription Information to include the name, address and taxpayer identification number of each Investor. The Escrow Agent is not obligated, and may refuse, to accept checks that are not accompanied by Subscription Information.

2.4           In the event a wire transfer is received by the Escrow Agent and the Escrow Agent has not received Subscription Information, the Escrow Agent shall notify the Company.  If the Escrow Agent does not receive the Subscription Information relating to an Investor prior to close of business on the third business day (days other than a Saturday or Sunday or other day on which the Escrow Agent is not open for business in the State of Utah) after notifying Company of receipt of said wire, the Escrow Agent shall return the funds to the Investor.

3.  Escrow Agent to Hold and Disburse Escrowed Funds.   The Escrow Agent will hold and disburse the Escrowed Funds received by it pursuant to the terms of this Escrow Agreement, as follows:

3.1           Prior to any disbursement of the Escrowed Funds, the Escrow Agent shall allocate $200,000 from the Escrowed Funds and hold such portion in a separate escrow account (the “Interest Account”) to pay the interest due on the Notes. Under the terms of the Notes interest is payable at the rate of ten percent (10%) per annum on the last business day of each fiscal quarter while the Note is outstanding and on the Maturity Date (as defined in the Note). Accordingly on receipt of joint instructions from the Company and the Placement Agent and the Lead Investor, in substantially the form of Exhibit C hereto, the Escrow Agent shall release funds from the Interest Account as directed in such instructions. In addition on the occurrence and during the continuance of any Event of Default (as defined in the Note), the outstanding principal of this Note shall bear interest at the rate of fifteen percent (15%) per annum. Accordingly on receipt of joint instructions from the Company, the Placement Agent and the Lead Investor, in substantially the form of Exhibit D hereto, following an Event of Default the Escrow Agent shall release funds form the Interest Account as directed in such instructions.

3.2           So long as the Minimum Investment is in the Escrow Account, upon receipt of joint instructions from the Company, the Lead Investor and the Placement Agent, in substantially the form of Exhibit E hereto, the Escrow Agent shall release the Escrowed Funds as directed in such instructions.

3.3           In the event that (a) the Escrow Agent does not receive any instructions by a date that is 90 days from the date of this Agreement or (b) the Minimum Investment is not deposited in the Escrow Account prior to February 22, 2010, which ever is earlier (the “Escrow Termination Date”), all Escrowed Funds shall be returned to the parties from which they were received, without interest thereon or deduction (except as set forth in Section  7.3) therefrom.

4.           Exculpation and Indemnification of Escrow Agent

4.1           The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein.  The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act.  The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document.  Except for amendments to this Escrow Agreement referenced below, and except for written instructions given to the Escrow Agent by the Escrowing Parties relating to the Escrowed funds, the Escrow Agent shall not be obligated to recognize any agreement between or among any of the Escrowing Parties, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

4.2           The  Escrow Agent shall not be liable to the  Company, any Investor or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The  Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

4.3           The  Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company, any Investor, the Placement Agent or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Escrow Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrowed Funds pursuant to the provisions hereof.

4.4           The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the  Company, any Investor, the Placement Agent or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

4.5           To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Escrowed Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose.  The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4.6

4.6           The  Escrow Agent will be indemnified and held harmless by the  Company from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence by Escrow Agent or breach of this Escrow Agreement by the Escrow Agent, or the monies or other property held by it hereunder.  Promptly after the receipt of the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against an Escrowing Party, notify each of them thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve any such party from any liability which an Escrowing Party may have to the Escrow Agent hereunder.  Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, seem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

4.7           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safe the subscriptions and subscription payments received, until the questions regarding its duties and rights are clarified to its satisfaction or it shall be directed otherwise by a final judgment of a court of competent jurisdiction.

4.8           No provision of this Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Agreement.

4.9           Notwithstanding any other provision of this Agreement, the Escrow Agent shall not be obligated to perform any obligation hereunder and shall not incur any liability for the nonperformance or breach of any obligation hereunder to the extent that the Escrow Agent is delayed in performing, unable to perform or breaches such obligation because of acts of God, war, terrorism, fire, floods, strikes, electrical outages, equipment or transmission failures, or other causes reasonably beyond its control.

4.10         IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

4.11         For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

 4.12        In the event this Agreement, the Escrowed Funds or the Escrow Agent becomes the subject of litigation, or if the Escrow Agent shall desire to do so for any other reason, the Company and the Lead Investor each authorize the Escrow Agent, at its option, to deposit the Escrowed Funds with the clerk of the court in which the litigation is pending, or a court of competent jurisdiction if no litigation is pending, and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility with regard thereto. The Company also authorizes the Escrow Agent, if it receives conflicting claims to the Escrow Funds, is threatened with litigation or if the Escrow Agent shall desire to do so for any other reason, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Funds with the clerk of that court and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility hereunder to the parties from which they were received.

5.           Termination of Agreement and Resignation of Escrow Agent

5.1           This Escrow Agreement shall terminate upon disbursement of all of the Escrowed Funds, provided that the rights of the Escrow Agent and the obligations of the  Company under Section 4 shall survive the termination hereof.

5.2           The  Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company at least five (5) business days written notice thereof (the “Notice Period”).  As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Company within the Notice Period, turn over to a successor escrow agent appointed by the Company all Escrowed Funds (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof.  If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the parties from which they were received without interest or deduction (except as set forth in Section 7.3).

6.           Form of Payments by Escrow Agent

6.1           Any payments of the Escrowed Funds by the Escrow Agent pursuant to the terms of this Escrow Agreement shall be made by wire transfer unless directed to be made by check by the Escrowing Parties.

6.2           All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7.           Compensation.  Escrow Agent shall be entitled to the following compensation from the Company:

7.1           Documentation Fee:  The Company shall pay a documentation fee to the Escrow Agent of $1,500, out of the first Closing.

7.2           Closing Fee:  The Company shall pay a fee of $150 to the Escrow Agent at each Closing.  For purposes of this Section 7.2, a Closing shall mean each time the Escrow Agent receives joint instructions from the Company, the Lead  Investor and the Placement Agent to disburse Escrowed Funds in accordance with the terms of this Agreement.

7.3           Refunding Fee.  The parties agree that if Escrow Agent returns the  Escrowed Funds pursuant to Section 3.3 or 5.2, the Escrow  Agent shall retain $25 for each investor to whom Escrowed Funds are being returned together with all of their out of pocket expenses such as wire fees.

7.4           Interest. The parties hereby agree that Escrow Agent shall retain 100% of the interest earned during the time the Escrowed Funds are held in escrow hereunder.

8.           Notices.   Any notice herein required or permitted to be given shall be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to the applicable addresses set forth below (or to such other address as a party may designate by written notice in accordance with the provisions of this Section 8), and shall be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission if such notice or communication is delivered via fax on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on a business day, (c) the first  business day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next business day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be as set forth in Exhibit A hereto.

9.           Further Assurances  From time to time on and after the date hereof, the  Company shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10.         Consent to Service of Process  Each of the parties to this Agreement hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made in the manner set forth in section 8 above.

11.         Miscellaneous

11.1         This Escrow Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted.  The  terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Escrow Agreement, refer to the Escrow Agreement in its entirety and not only to the particular portion of this Escrow Agreement where the term is used.  The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity.  All words or terms used in this Escrow Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require.  This Escrow Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

11.2         This Escrow Agreement and the rights and obligations hereunder of the Company may not be assigned.  This Escrow Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent.  This Escrow Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Escrow Agreement. This Escrow Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent and all Escrowing Parties. This Escrow Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Escrow Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

11.3         This Escrow Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Utah. The representations and warranties contained in this Escrow Agreement shall survive the execution and delivery hereof and any investigations made by any party.  The headings in this Escrow Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

12.         Execution of Counterparts This Escrow Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Escrow Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement on the day and year first above written.

ESCROW AGENT:

INTERWEST TRANSFER COMPANY, INC.

By:
Kurtis Hughes, Vice-President

PERPETUAL TECHNOLOGIES, INC

By:
Mr. Jie Li, Director

LONG BOARD CAPITAL ADVISORS

By:
Brett Conrad

EXHIBIT A

PARTIES TO AGREEMENT

Perpetual Technologies, Inc.
Attention: Mr. Jie Li
Address: Shishan Industrial Park, Shishan District
NanHai City, Guangdong
 People’s Republic of China

Mr. Jie Li

Interwest Transfer Company, Inc.
1981 Murray Holladay Road, Suite 100
Salt Lake City, UT 84117
Tele: (801) 272-9294

Kurtis Hughes, Vice-President

Longboard Capital Advisors

Brett Conrad - President

EXHIBIT B

SUBCRIPTION INFORMATION

Name of Subscriber

Address of Subscriber

Amount of Securities
Subscribed

US Dollar Amount
Submitted

Taxpayer ID Number/
Social Security Number

EXHIBIT C

INTEREST RELEASE REQUEST

Pursuant to that certain Escrow Agreement, dated as of February 12, 2010, by and between Perpetual Technologies, Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), LongBoard Capital Advisors  (the “Lead Investor”) and Primary Capital, LLC (the “Placement Agent”), the Escrow Agent shall allocate $200,000 from the Escrowed Funds and hold such portion in a separate escrow account (the “Interest Account”) to pay the interest due on the Notes. Under the terms of the Notes interest is payable at the rate of ten percent (10%) per annum on the last business day of each fiscal quarter while the Note is outstanding and on the Maturity Date (as defined in the Note). The Company, the Lead Investor and the Placement Agent hereby request releasing funds from the Interest Account in the amount and manner described below from [Bank Name and account number], styled Interwest Transfer Company, Inc. escrow account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Bank:

Statement of event or condition which calls for this request for disbursement:

Disbursement approved by:

Perpetual Technologies, Inc.

Jie Li	Date

Primary Capital, LLC

John Tammaro	Date

Longboard Capital Advisors

Brett Conrad	Date

EXHIBIT D

EVENT OF DEFAULT RELEASE REQUEST

Pursuant to that certain Escrow Agreement, dated as of February 12, 2010, by and between Perpetual Technologies, Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), LongBoard Capital Advisors  (the “Lead Investor”) and Primary Capital, LLC (the “Placement Agent”), the Escrow Agent shall allocate $200,000 from the Escrowed Funds and hold such portion in a separate escrow account (the “Interest Account”) to pay the interest due on the Notes. In addition on the occurrence and during the continuance of any Event of Default (as defined as defined in the Note), the outstanding principal of this Note shall bear interest at the rate of eighteen percent (18%) per annum. The Company, the Lead Investor and the Placement Agent hereby requests releasing funds form the Interest Account in the amount and manner described below from [Bank Name and account number], styled Interwest Transfer Company, Inc. escrow account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Bank:

Statement of event or condition which calls for this request for disbursement:

Disbursement approved by:

Perpetual Technologies, Inc.

Jie Li	Date

Primary Capital, LLC

John Tammaro	Date

Longboard Capital Advisors

Brett Conrad	Date

EXHIBIT E

DISBURSEMENT REQUEST

Pursuant to that certain Escrow Agreement, dated as of February 12, 2010, by and between Perpetual Technologies, Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), LongBoard Capital Advisors  (the “Lead Investor”) and Primary Capital, LLC (the “Placement Agent”), the Company, the Lead Investor and Primary Capital LLC hereby requests disbursement of funds in the amount and manner described below from [Bank Name and account number], styled Interwest Transfer Company, Inc. escrow account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Bank:

Statement of event or condition which calls for this request for disbursement:

Disbursement approved by:

Perpetual Technologies, Inc.

Jie Li	Date

Primary Capital, LLC

John Tammaro	Date

Longboard Capital Advisors

Brett Conrad	Date

Exhibit I
To
Note Purchase Agreement

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of February 12, 2010, by and among Perpetual Technologies, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each an "Investor" and collectively, the "Investors").

This Agreement is made in connection with the Note Purchase Agreement, dated as of February 12, 2010, by and among the Company and the Investors (the "Purchase Agreement").

The Company and the Investors hereby agree as follows:

6.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the respective meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 8(d).

"Commission" means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value per share of $0.001, of the Company.

 "Effective Date" means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

"Effectiveness Period" means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement (which shall not be later than one hundred and eighty  (180) days after the date such registration statement is filed with the Commission ) and ending on the earliest to occur of (a) the second  anniversary of such Effective Date (which period shall be extended for the period of time equal to any period during which the Holders of Registrable Securities must refrain from selling any securities included in such Registration Statement in accordance with the provisions of Section 8(d) below), (b) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, or (c) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.  For purposes of Section 2(b), “Effectiveness Date” means with respect to each subsequent Registration Statement filed pursuant thereto, the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event such Registration Statement receives a “full review” by the Commission, the one hundred twentieth (120th) day following such filing date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.  A holder of securities that are convertible into or exercisable for Registrable Securities shall be deemed to be a Holder of such Registrable Securities.

“Initiating Holders” means any Holder or Holders of 50% or greater of the Registrable Securities then outstanding.  The determination of such percentage shall include shares of Common Stock issuable upon exercise of the Warrants even if such exercise has not yet been effected.

“Initial Public Offering” shall mean an underwritten initial public offering by the Company of its Common Stock with anticipated gross proceeds of at least $20,000,000.

“Indemnified Party” has the meaning set forth in Section 7(c).

“Indemnifying Party” has the meaning set forth in Section 7(c).

“Losses” has the meaning set forth in Section 7(a).

“Majority in Interest” means the Initiating Holder or, if more than one, those Initiating Holders holding a majority of the Registrable Securities then held by all Initiating Holders.

“Maturity Date” has the meaning set forth in the Notes.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Notes” mean the 10% convertible promissory notes in the aggregate principal amount of $4,000,000 Notes purchased by the Investors pursuant to the Purchase Agreement.

“Note Shares” means the shares of Common Stock or other securities issued or issuable to the Investors on conversion of the Notes.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Qualified Financing” has the meaning set forth in the Notes.

 “Registrable Securities” means: (i) the Note Shares, (ii) the Warrant Shares, and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any exercise price adjustment with respect to any of the securities referenced in (i) and (ii) above; provided, however, that following such time as any of the securities described in clauses (i), or (ii) above have been (x) sold by a Holder pursuant to a Registration Statement or (y) may be sold by a Holder without volume restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holder,  then such securities shall cease to be considered “Registrable Securities” for purposes of this Agreement .

"Registration Statement" means any registration statements required to be filed under this Agreement, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

“Shell Shares” shall mean the shares of Common Stock listed on Schedule I.

"Warrants" mean the Warrants issued to the Investors pursuant to the Purchase Agreement.

"Warrants Shares" means the shares of Common Stock issued or issuable to the Investors on exercise of the Warrants.

2.           Qualified Financing.

Subject to Section 4(b), if the Company proposes to file a Registration Statement with the Commission in connection with Qualified Financing, then the Company shall include in that Registration Statement for resale all of the Note Shares; provided, however, that if the Qualified Financing for which the Company is filing such Registration Statement occurs after the Maturity Date of the Notes, the Company shall include the Warrant Shares in such Registration Statement, for an offering to be made on a continuous basis pursuant to Rule 415 (the “First Registration Statement”).  Such Registration Statement shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rules 415 and 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Note Shares.

(b)           In the event that the Company is unable to register for resale under Rule 415 all of the applicable Registrable Securities, depending upon the timing as contemplated above in Section 2(a), due to limits imposed by the Commission’s interpretation of Rule 415 (a “Rule 415 Cutback”), then the Company shall be obligated to include in such Registration Statement only such limited portion of the applicable Registrable Securities as the Commission shall permit.  Any exclusion of applicable Registrable Securities shall be made pro rata among the Holders in proportion to the number of applicable Registrable Securities held by such persons; provided, however, that the Shell Shares shall be omitted from such Registration Statement or any subsequent registration statement prior to the omission of any Registrable Securities.  In the event the Commission does not permit the Company to register all of the applicable Registrable Securities in the First Registration Statement, the Company shall use its best efforts to register the applicable Registrable Securities, subject to the terms of this Section 2(b), that were not registered in the First Registration Statement, as promptly as possible and in a manner permitted by the Commission, whether by filing a subsequent registration statement as soon as the Commission permits the Company to do so, providing demand registration rights, or otherwise (the “415 Subsequent Registration Statements,” together with the 415 Cutback, the “415 Registration Procedure”).

(c)           If at any time after the Company proposes to file the First Registration Statement and prior to the effective date of such First Registration Statement, the Company shall determine for any reason not to register or to delay such registration, the Company may, at its election, give written notice of such determination to the Holders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 6 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 2(c) for the same period as the delay in registering such other securities.

(d)           In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in any Registration Statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such Registration Statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such Registration Statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such Registration Statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

(e) In the event that the applicable Registrable Securities are not registered as a result of Section 2(c) or 2(d) above, or if the Company files a Registration Statement including the Registrable Securities that is later withdrawn, the Company agrees to register such applicable Registrable Securities as soon as possible thereafter in a manner permitted by the Commission and the managing underwriter if any.

3.	Demand Registration Rights

(a)              Demand Registration.    In the event that:

(x)  the Registrable Securities shall have been included in a Registration Statement under Section 2 and such Registration Statement is not declared effective within 6 months of the date of filing or is withdrawn prior thereto; or

(y)  the Company shall have filed a Registration Statement within 6 months of the date of this Agreement, but such registration statement did not include the Registrable Securities (for reasons other than as a result of Rule 415); or

(z)   the Company has not filed a Registration Statement within 6 months of the date of this Agreement then, the Initiating Holders may (A) in the case of (x) or (z) above, at any time after the earlier of the end of the six month period or withdrawal or (B) in the case of (y) above, at any time after the earlier of the time such Registration Statement is declared effective or is withdrawn,   request (“Demand Notice”) that the Company effect any registration, qualification or compliance with respect to (x) Warrant Shares (in the event that a Qualified Financing shall not have occurred prior to the maturity date of the Notes) or (y) Note Shares (in the event that a Qualified Financing shall have occurred prior to the maturity date of the Notes)  with an anticipated aggregate offering price, before deduction of standard underwriting discounts and commissions, in excess of $1,000,000 in the following manner:

(i)  promptly give written notice of the proposed registration, qualification or compliance to all other Holders, but in no event more than three (3) Business Days after receipt of a Demand Notice (the “Additional Holder Notice”); and

(ii) within 30 calendar days of the Demand Notice (the “Demand File Date” and such 30 day time period being referred to as the “Demand Period”) effect all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as requested in the Demand Notice and as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder's or Initiating Holders' Registrable Securities as are specified in the Demand Notice, together with  all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request from such Holder(s) given to the Company within fifteen (15) calendar days after such Holder’s receipt of the Additional Holder Notice(the Joining Holder Notice); provided that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 3(a):

(A)   in any particular jurisdiction in which the Company would be required to execute a general qualification or compliance unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act; or

(B)  after the Company has effected two (2) such registrations pursuant to this Section 3(a) and such registrations have been declared or ordered effective, and all such shares offered pursuant to each such registration  shall have been sold pursuant thereto.

Nowthwithstanding the foregoing, if  the Company shall furnish to the Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of  Directors it would be materially detrimental to the Company and its shareholders for such Registration Statement to be filed during the Demand Period because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, and it is therefore essential to defer the filing of such Registration Statement, then the Company shall have an additional period of not more than thirty (30) calendar days after the expiration of the Demand Period within which to file such Registration Statement; and provided, further, the Company may not utilize this deferral right more than twice under this Agreement and such deferrals may not be used consecutively without the prior written consent of the Initiating Holder, which shall not be unreasonably withheld.

(b)    Underwriting.  If the Initiating Holders intend to distribute the Registrable  Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3 (a).   In such event, the underwriter shall be selected by the Majority in Interest, and shall be reasonably acceptable to the Company.  The right of any Holder to registration pursuant to this Section 3(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Majority in Interest and such Holder) to the extent provided herein.  The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters.  Notwithstanding any other provision of this Section 3, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting (which shall be determined in good faith by the managing underwriter) shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and requested to be included by them.  No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.  If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders.  Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

(c)                 Company Inclusion.  The Company shall be entitled to include in any Registration Statement referred to in this Section 3, for sale in accordance with the method of disposition specified by the Initiating Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold.  To the extent that the managing underwriter in any such underwritten public offering requires the exclusion of any securities from such offering, securities sought to be sold by the Company shall be so excluded prior to excluding any Registrable Securities.

(d)                 In the event that the Company receives a Rule 415 comment from the Commission regarding a Registration Statement filed pursuant to this Section 3, the Company shall follow the  415 Registration Procedure set forth in Section 2(b) above.

4.	Company Registration.

(a)  Registration.   If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders (other than (i)  a registration in connection with an Initial Public Offering (ii) a registration on Form S-8 (or any successor form) relating solely to employee stock option or purchase plans, or (iii) a registration on Form S-4 (or any successor form) relating solely to a Rule 145 transaction, the Company will:

(i) promptly give to each Holder written notice thereof (“Registration Notice); and

(ii) include in such registration (and compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request(s), made within fifteen (15) calendar days after the Holders’ receipt of the Registration Notice, by any Holder or Holders, except as set forth in subsection 4(b) below.

(b)  Underwriting.  If the subject registration for the Registration Notice is a registered public offering involving an underwriting, the Company shall so advise the Holders in the Registration Notice.  In such event, the right of any Holder to registration pursuant to Section 4(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of this Section 4, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting.  The number of Registrable Securities to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company, and second, for the account of any Holders or other stockholders of the Company participating in such registration, the number of shares of Common Stock or other Registrable Securities requested to be included in the registration by such Holders and other stockholders in proportion, as nearly as practicable, to the respective amounts of securities that are requested to be included in such registration by such Holders and other stockholders.  The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.  Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.   The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration, whether or not a Holder has elected to include Registrable Securities in such registration, without thereby incurring any liability to the Holders of the Registrable Securities; provided however, that the Company notifies all Holders who requested inclusion of his/her Registrable Securities of such termination or withdrawal.

5.	Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

6.1           (i)  Prepare and file with the Commission such  Registration Statements in order to register for sale under the Securities Act all of the Registrable Securities, to use its reasonable best efforts to cause such Registration Statements to become effective, and, as expeditiously as possible, to prepare and file such amendments, including post-effective amendments as may be necessary to keep the Registration Statements continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement;

6.2           Notify the Holders as promptly as reasonably possible (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

6.3           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

6.4           Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement(s);

6.5           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement(s), which certificates shall be free, to the extent permitted by the Purchase Agreement or applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

6.6           Upon the occurrence of any event contemplated by Section 5(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

6.7           As expeditiously as possible, furnish to each selling Holder of Registrable Securities such reasonable numbers of copies of the Registration Statement, each amendment and supplement thereto, Prospectus, and such other documents as the selling Holder of Registrable Securities may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

6.8           Use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange, if applicable, on which similar securities issued by the Company are then listed;

6.9           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter of such offering;

6.10        In the event of any underwritten public offering, if requested by the underwriter, obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, addressed to the selling Holders of Registrable Securities;

6.11        enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably, request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares); and,

6.12        take such other actions as shall be reasonably requested by any Holder consistent with the terms of this Agreement.

6.            Registration Expenses. All fees and expenses incidental to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

Indemnification.

6.13        Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), the officers, directors, agents and employees of each such controlling person, and any underwriter of each seller of Registrable Securities, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and investigation and attorneys' fees reasonably incurred) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (i) any violations by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder in connection with the performance of its obligations to register securities under this Agreement or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, provided however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability  arise out of or based on any untrue statement or omission based upon written information furnished to the Company by a Holder or underwriter specifically for use therein.

6.14        Indemnification by Holders. Each Holder shall, severally and not jointly, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to deliver the Prospectus provided to it by the Company in compliance with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions is made in such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by a  Holder specifically for use therein.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

6.15        Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

6.16       Contribution.

(i)           If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

(ii)         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 7(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (B) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party or parties under this Section 7, notify such party or parties from whom such contribution may be sought, but the omission so to notify such party or parties from whom such contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 7, except to the extent the party against whom contribution may be sought is prejudiced as a result of such failure to give notice.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

(e)        Indemnification with Respect to Underwritten Offering.  In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.  To the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.	Miscellaneous.

7.1           Remedies.  In the event of a breach or threatened breach by: (1) the Company including but not limited to if the Company shall (i) fail to register Registrable Securities after it shall have been requested to do so by a Holder or otherwise required to do so in accordance with Section 3 or Section 4 of this Agreement, (ii) fail to perform any of its obligations hereunder and as a result of such failure Holders have not been able to sell their Registrable Securities, or (iii) act or fail to act in any manner such that one or more Holders have been delayed in the sale of their Registrable Securities, which delay is not expressly permitted by this Agreement; or (2) by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement without the need to post any bond or other security or to prove special damages.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach or threatened breach, it shall waive the defense that a remedy at law would be adequate.

7.2           Failure to File Registration Statement and Other Events.  The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed in accordance with the terms hereof and is not maintained in effect during the Effectiveness Period.   If a Registration Statement is not filed on the Demand File Date (unless due to and in accordance with Section 3(b) hereof) or does not remain effective during the Effectiveness Period, then the Company shall pay to the Investors a cash amount that shall be equal to two percent (2%) of the aggregate principal amount of the Note for each month (or part thereof) following the Demand File Date that the Registration Statement shall not have been duly filed with the SEC, and/or for each month (or part thereof) following the Effective Date that the Registration Statement shall not continue to be effective (the “Late Registration Payment”).  Such Late Registration Payment shall be paid to the Investors within 30 days after the end of each month in which such Late Registration Payment shall be payable, and until the Company shall have complied with the filing and effective provisions of this Agreement.  Notwithstanding the foregoing, the aggregate amount of the Late Registration Payment shall not exceed ten percent (10%) of the aggregate principal amount of the Notes.  Without limiting any of the other rights of the holders of Registrable Securities hereunder, the failure by the Company to timely make any or all of such Late Registration Payments shall constitute an Event of Default under the Notes.  No liquidated damages under this Section 8(c) shall payable with respect to any shares required to be omitted as a result of the operation of Rule 415.

7.3           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

7.4           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 5(c)(ii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

7.5           Rule 144 Compliance.  As long as any Holder owns any Registrable Securities, the Company will apply its best efforts to file with the SEC in a timely manner (or obtain extensions in respect thereof and file within the applicable grace period) all reports and other documents required of the Company under the Securities Act and Exchange Act and, if the Company is not required to file reports pursuant to Section 13(a) or 15 (d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.

7.6           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 8(f), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, further that no amendment or waiver to any provision of this Agreement relating to naming any Holder or requiring the naming of any Holder as an underwriter may be effected in any manner without such Holder’s prior written consent.

7.7           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a trading day, (b) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a trading day or later than 6:30 p.m. (New York City time) on any trading day, (c) the trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service for next trading day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Perpetual Technologies, Inc
Shishan Industrial Park
Nanhai District, Foshan City, Guangdong Province, PRC
Attention: Mr. Ji Lie

With a copy to:	Guzov Ofsink LLC
600 Madison Avenue
New York, NY 10002
Attn.:  Darren Ofsink, Esq.

If to a Investor:	To the address set forth under such Investor's name on the signature pages hereto.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.8           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the heirs, executors, personal representatives, successors and permitted assigns of each of the parties.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

7.9           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

7.10        Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

7.11        Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

7.12        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

7.13        Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.14        Independent Nature of Investors' Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

7.15        Selection of Underwriter.  In the case of any registration effected pursuant to this Agreement, the Company shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the Majority in Interest, which approval shall not be unreasonably withheld.

7.16        Mergers, Etc.  The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company to the Holders of Registrable Securities under this Agreement, and, for that purpose, references hereunder to “Registrable Securities” shall be deemed to be references to the securities that the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation, or reorganization; provided, however, the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Holders of Registrable Securities are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation that under the Securities Act may be immediately sold to the public without registration, or (iii) securities of the acquiring corporation that the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction, for resale to the public pursuant to the Securities Act.

7.17        Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to herein

7.18        Transfer of Rights.  The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Section 2, 3 or 4 of this Agreement may be assigned by a Holder to any partner or shareholder of such Holder, to any other Holder, or to a transferee or assignee; provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned; and provided further that any transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Investors under this Agreement to the same extent as if such transferee were an Investor hereunder and be deemed an Investor hereunder.

(s)      Shell Shares.    The  Holders hereby acknowledge and agree that  contemporaneously with the execution of this Agreement the Company shall be entering into a registration rights agreement with the holders of the Shell Shares wherein the holders of the Shell Shares will be granted substantially similar rights to those granted to the Holders in this Agreement.    The rights of the Shell Shares’ holders shall be pari passu with the rights of the Holders granted herein, except that consistent with and as required by the terms of this Agreement, in the event of a Rule 415 Cutback, all of the Registrable Securities shall be registered prior to the registration of any Shell Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PERPETUAL TECHNOLOGIES INC.

By:
Name: Jie Li
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

Schedule I

Shell Shares

Name	Amount of Shares

Total